UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ART’S-WAY MANUFACTURING CO., INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ART’S-WAY MANUFACTURING CO., INC.

5556 Highway 9

Armstrong, Iowa, 50514-0288

Ph: (712) 864-3131

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, APRIL 30, 2020

To our Stockholders:

The 2020 Annual Meeting of the Stockholders (the “2020 Annual Meeting”) of Art’s-Way Manufacturing Co., Inc. (the “Company”) will be held on Thursday, April 30, 2020, at the  offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Registration for the 2020 Annual Meeting will begin at 8:00 a.m. Central Daylight Time (“CDT”). The 2020 Annual Meeting will commence at approximately 9:00 a.m. CDT. The purposes of the 2020 Annual Meeting are to:

(1)

Consider and vote upon the election of five nominees to the Company’s Board of Directors, to serve until the next annual meeting of stockholders and until such time as their successors are elected and qualified, or until their earlier resignation or removal;

(2)	Consider and vote upon the ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2020;

(3)	Consider and vote upon the approval of the Company’s 2020 Equity Incentive Plan; and

(4)	Consider and vote upon, on a non-binding, advisory basis, named executive officer compensation.

Any action may be taken on any one of the foregoing proposals at the 2020 Annual Meeting on the date specified above, or on any date or dates to which the 2020 Annual Meeting may be adjourned. The Board of Directors is not aware of any other business to come before the 2020 Annual Meeting. The foregoing proposals are described more fully in the enclosed proxy statement (the “Proxy Statement”). If you have any questions regarding the information contained in the Proxy Statement or submission of your proxy for the 2020 Annual Meeting or if you would like directions to the 2020 Annual Meeting, please call the Company at (712) 864-3131.

Only stockholders listed on the Company’s records at the close of business on Monday, March 2, 2020, the record date set by the Board of Directors for the 2020 Annual Meeting, are entitled to notice of the 2020 Annual Meeting and to vote at the 2020 Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed.

All stockholders are cordially invited to attend the 2020 Annual Meeting in person. However, to ensure the presence of a quorum, the Board of Directors requests all stockholders of record to promptly vote your shares by proxy, whether or not you plan to attend the 2020 Annual Meeting. The proxy is revocable and will not be used if a stockholder attends and votes at the 2020 Annual Meeting in person or otherwise provide notice of revocation. You may vote by proxy over the telephone or the Internet as instructed in the accompanying proxy statement. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided.

By order of the Board of Directors,

/s/ Marc H. McConnell

Chairman of the Board of Directors

Armstrong, Iowa

March 17, 2020

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM.

Proxy Statement

2020 Annual Meeting of Stockholders

Thursday, April 30, 2020

9:00 a.m. CDT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Art’s-Way Manufacturing Co., Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), for use at the 2020 Annual Meeting of Stockholders of the Company to be held on Thursday, April 30, 2020 (the “2020 Annual Meeting”), and at any adjournment thereof. The 2020 Annual Meeting will be held at the offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Registration for the 2020 Annual Meeting will begin at approximately 8:00 a.m. Central Daylight Time (“CDT”). The 2020 Annual Meeting will commence at approximately 9:00 a.m. CDT. This solicitation is being made by mail; however, the Company may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by telephone or letter. Distribution of this Proxy Statement and the proxy card via U.S. Mail is scheduled to begin on or about March 17, 2020.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be Held on April 30, 2020:

The Notice, Proxy Statement, Form of Proxy Card, and Annual Report on Form 10-K are available at

http://www.artsway-mfg.com/investor-relations/

QUESTIONS AND ANSWERS ABOUT THE 2020 ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:

We are soliciting your proxy for the 2020 Annual Meeting because you owned of record one or more shares of common stock of the Company at the close of business on Monday, March 2, 2020, the record date for the 2020 Annual Meeting, and are therefore entitled to vote at the 2020 Annual Meeting.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person or persons (the “proxy” or “proxies,” respectively) to vote on your behalf. By completing and returning the enclosed proxy card or by voting via the Internet or telephone, you are giving Marc H. McConnell and David R. Castle, the proxies, the authority to vote your shares of common stock at the 2020 Annual Meeting in the manner you indicate. If you sign and return your proxy card, but do not give direction with respect to any nominee or other proposal, the proxies will vote your shares as recommended by the Board of Directors. The proxies are authorized to vote in their discretion if other matters are properly submitted at the 2020 Annual Meeting or any adjournments thereof.

Q:	When and where is the 2020 Annual Meeting?

A:

The 2020 Annual Meeting will be held on Thursday, April 30, 2020, at the offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Registration for the meeting will begin at approximately 8:00 a.m. CDT. The 2020 Annual Meeting will commence at approximately 9:00 a.m. CDT.

Q:	What am I voting on?

A:	You are voting on the following matters:

•	Proposal 1 — The election of the five director nominees named in this Proxy Statement;
•	Proposal 2 — The ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2020 (“fiscal year 2020”);
•	Proposal 3 — The approval of the Company’s 2020 Equity Incentive Plan; and
•	Proposal 4 — The approval, on a non-binding, advisory basis, of named executive officer compensation.

Q:	What does the Board recommend?

A:	The Board recommends a vote:

•	FOR — the election of the five director nominees named in this Proxy Statement;
•	FOR — the ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2020;
•	FOR — the approval of the Company’s 2020 Equity Incentive Plan; and
•	FOR — the approval, on a non-binding, advisory basis, of named executive officer compensation.

Q:	How many votes do I have?

A:

On any matter that may properly come before the 2020 Annual Meeting, each stockholder entitled to vote thereon will have one vote for each share of common stock owned of record by such stockholder as of the close of business on Monday, March 2, 2020.

Q:	How many shares of common stock may vote at the 2020 Annual Meeting?

A:

At the close of business on Monday, March 2, 2020, there were 4,345,478 shares of common stock outstanding. This means that there may be 4,345,478 votes on any matter presented at the 2020 Annual Meeting.

Q:	What vote is required to approve each of the Proposals?

A:

Proposal 1 — Election of Directors — With respect to the election of directors, the five nominees receiving the greatest number of votes cast relative to the votes cast for the other nominees will be elected, regardless of whether an individual nominee receives votes from a majority of the quorum of shares represented (in person or by proxy) at the 2020 Annual Meeting and entitled to vote on the proposal. Although directors are elected by plurality vote, the presence (in person or by proxy) of stockholders representing at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum for the election of directors.

Proposal 2 — Independent Registered Public Accountant Firm — Provided a quorum of at least a majority of the issued and outstanding shares of common stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2020 Annual Meeting (whether in person or by proxy) and entitled to vote on the proposal will result in the stockholders’ ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2020.

Proposal 3 — Independent Registered Public Accountant Firm — Provided a quorum of at least a majority of the issued and outstanding shares of common stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2020 Annual Meeting (whether in person or by proxy) and entitled to vote on the proposal will result in the approval of the Company’s 2020 Equity Incentive Plan.

Proposal 4 — Approval, on a Non-Binding, Advisory Basis, of Named Executive Officer Compensation — Provided a quorum of at least a majority of the issued and outstanding shares of common stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2020 Annual Meeting (whether in person or by proxy) and entitled to vote on the proposal will result in the approval of the compensation of our named executive officer. However, this is an advisory vote, which means that the result of the vote is not binding on the Company, the Board of Directors or the Compensation Committee. To the extent there is any significant vote against named executive officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

Q:	Do stockholders have cumulative voting rights?

A:

Stockholders do not have cumulative voting rights with respect to the election of directors or any other matter, which means that stockholders will not be able to cast all of their votes for a single director nominee. The cumulative voting method would entitle a stockholder to multiply the number of shares owned of record by such stockholder by the number of director positions being voted upon and then cast a number of votes equal to such total for only one nominee. Instead, stockholders will only be able to cast one vote per share owned of record for each director nominee (up to five nominees) at the 2020 Annual Meeting. Accordingly, a holder of 100 shares will only be able to cast 100 votes for each of the five nominees (or any lesser number of nominees, as desired) and will not instead be able to cast 500 votes for a single nominee (or distribute votes in any other manner).

Q:	What constitutes a quorum?

A:

Transaction of business may occur at the 2020 Annual Meeting if a quorum is present. The presence in person or by proxy of stockholders holding at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum. On Monday, March 2, 2020, the Company had 4,345,478 shares of common stock issued and outstanding and, therefore, the presence of 2,172,740 shares will constitute a quorum for the transaction of business at the 2020 Annual Meeting. If you submit a proxy or vote in person at the meeting, your shares will be counted in determining whether a quorum is present at the 2020 Annual Meeting. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q:	What is the effect of abstentions and withhold votes?

A:

You may either vote FOR or WITHHOLD authority to vote for each director nominee (Proposal 1). If you withhold authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. You may vote FOR, AGAINST or ABSTAIN on the ratification of Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2020 (Proposal 2), the approval of the Company’s 2020 Equity Incentive Plan (Proposal 3), and the non-binding, advisory vote on named executive officer compensation (Proposal 4). If you abstain from voting on any of these proposals, your shares will be deemed present but will not be deemed to have voted in favor of the proposal. An abstention therefore has the same effect as a vote against the proposal.

If you sign and submit your proxy card without voting instructions, your shares will be voted FOR each director nominee and FOR Proposals 2, 3 and 4.

Q:	What is the effect of broker non-votes?

A:

Shares that are held by brokers in “street name” may be voted by the stock broker on “routine” matters, such as ratification of Eide Bailly LLP as our independent registered public accounting firm for fiscal year 2020 (Proposal 2). To vote on “non-routine” matters, the broker must obtain stockholder direction. When the broker does not vote the shares, the broker’s abstention is referred to as a “broker non-vote.”

Broker non-votes will be considered present for quorum purposes at the 2020 Annual Meeting. Brokers do not have discretion to vote shares for the election of directors (Proposal 1), for the approval of the Company’s 2020 Equity Incentive Plan (Proposal 2), for the non-binding, advisory vote on named executive officer compensation (Proposal 3) or for any other non-routine matters that may be brought before the 2020 Annual Meeting. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be voted for these proposals. Broker non-votes in connection with the election of directors are not deemed “votes cast,” and, since directors are elected by a plurality of votes cast, will have no effect on the election. The shares underlying broker non-votes in connection with the vote on the Company’s 2020 Equity Incentive Plan or on named executive officer compensation will not be deemed entitled to vote and, therefore, these broker non-votes will have no effect on the outcome of this proposal.

If you do not provide voting instructions, brokers will have discretion to vote on the ratification of Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2020.

For any other business matters that may be brought before the 2020 Annual Meeting, the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy at the 2020 Annual Meeting and entitled to vote on the matter is required to pass the proposal. Broker non-votes will be counted as present for quorum purposes at the 2020 Annual Meeting but will not be considered entitled to vote on non-routine matters and will therefore not be treated as affirmative or opposing votes.

Q:	How do I vote my shares?

A:	If you are a stockholder of record, you may vote your shares of common stock at the 2020 Annual Meeting using any of the following methods:

•

By proxy card. The enclosed proxy card is a means by which a stockholder may authorize the voting of such stockholder’s shares of common stock at the 2020 Annual Meeting. The shares of common stock represented by each properly executed proxy card will be voted at the 2020 Annual Meeting in accordance with the stockholder’s directions. The Company urges you to specify your choices by marking the appropriate boxes on the enclosed proxy card. After you have marked your choices, please sign and date the proxy card and return the proxy card to the Company’s stock transfer agent, American Stock Transfer and Trust Company, in the enclosed envelope. If you sign and return the proxy card without specifying your choices, your shares will be voted FOR the five director nominees (Proposal 1); FOR the ratification of the appointment of Eide Bailly LLP as the Company’s independent public accounting firm for fiscal year 2019 (Proposal 2); FOR the approval of the Company’s 2020 Equity Incentive Plan (Proposal 3); and FOR the approval, by a non-binding, advisory vote, of named executive officer compensation (Proposal 4).

•

Over the Internet. To vote by proxy over the Internet, go to http://www.proxyvote.com. Please have available the 16-Digit Control Number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on April 29, 2020, to be counted. We are providing Internet proxy voting to allow you to vote your shares via proxy online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

•

By telephone. To vote by proxy over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. Please have available the 16-Digit Control Number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on April 29, 2020, to be counted.

•

In person at the 2020 Annual Meeting. All stockholders of record as of Monday, March 2, 2020 may vote in person at the 2020 Annual Meeting. Even if you plan to attend the 2020 Annual Meeting, we recommend that you submit your proxy card ahead of time so that your vote can be counted if you later decide not to attend.

You are a “beneficial owner” of shares held in “street name,” rather than a “stockholder of record,” if your shares are held in the name of a broker, bank, trust or other nominee as a custodian, and this Proxy Statement and the accompanying Notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the 2020 Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:	Can I change my vote after I have mailed in my proxy card?

A:	Proxies solicited by the Board of Directors may be revoked at any time prior to the 2020 Annual Meeting. No specific form of revocation is required. You may revoke your proxy by:

•	Voting in person at the 2020 Annual Meeting;
•	Returning a later-dated signed proxy card;
•	Submitting a new vote by telephone or Internet; or
•	Giving personal or written notice of the revocation to the Company’s Chief Financial Officer, Michael Woods, at the commencement of the 2020 Annual Meeting.

If your shares are held in “street name” through a broker, bank, trustee, or other nominee, you will need to contact that custodian if you wish to change your voting instructions.

Q:	How will my shares be voted if I do not specify how they should be voted or if I vote for too few or too many choices on the proxy card?

A:

If you are a record holder and do not mark any choices for the election of directors on the proxy card, then the proxies solicited by the Board of Directors will be voted FOR the five nominees recommended for election by the Board of Directors. You may wish to vote for less than five director nominees. In such case, your shares will only be voted for the director nominee(s) you have selected. If you mark contradicting choices on the proxy card, such as both FOR and WITHHOLD for a director nominee, your shares will not be voted with respect to the director nominee for which you marked contradicting choices.

If you are a record holder and do not mark a choice with respect to the approval of any proposal other than the election of directors, then the proxies solicited by the Board of Directors will be voted FOR the ratification of the appointment of Eide Bailly LLP as the Company’s independent public accounting firm for fiscal year 2020 (Proposal 2), FOR the approval of the Company’s 2020 Equity Incentive Plan (Proposal 3); and FOR the approval, by a non-binding, advisory vote, of named executive officer compensation (Proposal 4). If you mark contradicting choices on your proxy card, such as a mark both FOR and AGAINST the approval of a proposal, then your shares will not be counted either for or against the proposal for which you have marked contradicting choices.

If you are a street name holder and do not submit specific voting instructions to your broker, the organization that holds your shares may generally vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not submit specific voting instructions to your broker, the shares will be treated as “broker non-votes.” Broker non-votes will be counted for purposes of determining whether a quorum is present. The proposal to ratify the appointment of Eide Bailly LLP as our independent registered public accounting firm (Proposal 2) is considered routine and therefore may be voted upon by your broker if you do not give instructions to your broker. However, brokers will not have discretion to vote your shares on the election of directors (Proposal 1), on the approval of the Company’s 2020 Equity Incentive Plan (Proposal 3), or on the non-binding, advisory vote on named executive officer compensation (Proposal 4). Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, the broker non-votes will not be considered “votes cast” for purposes of determining the outcome of the election of director nominees and will have no effect on the outcome of the election. Similarly, the shares underlying broker non-votes on Proposals 3 and 4 will not be considered entitled to vote and will have no effect on the outcome of these proposals.

Q:	Who can attend the 2020 Annual Meeting?

A:

All stockholders of record as of the close of business on Monday, March 2, 2020, may attend the 2020 Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or other nominee as custodian (i.e., in “street name”), we may request proof of your beneficial ownership as of the record date, such as an account statement, a copy of the voting instruction card provided by your custodian, a “legal proxy” provided by your custodian, or other similar evidence of ownership.

Q:	What is the record date for the 2020 Annual Meeting?

A:	The Board of Directors has fixed Monday, March 2, 2020, as the record date.

Q:	Who will count the votes?

A:

All proxies submitted to the Company will be tabulated by our stock transfer agent, American Stock Transfer and Trust Company. All shares voted by stockholders of record present in person at the 2020 Annual Meeting will be tabulated by our Chief Financial Officer.

Q:	Who is paying for this proxy solicitation?

A:

The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners. Our directors, executive officers and employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

Q:	How do I nominate a candidate for election as a director at next year’s annual meeting?

A:

You may recommend a candidate for nomination by the Board of Directors at next year’s annual meeting by following the procedures explained below in this Proxy Statement under the caption “CORPORATE GOVERNANCE – Selection of Director Nominees” and contained in the rules and regulations of the Securities and Exchange Commission (the “SEC”). You may directly nominate a candidate for election at next year’s annual meeting by following the procedures explained below in response to the question “When are stockholder proposals and director nominations due for next year’s annual meeting?”

Q:	What is a stockholder proposal?

A:

A stockholder proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the stockholders. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company’s proxy statement, then the Company must also provide the means for stockholders to vote on the matter via the proxy card. The deadlines and procedures for submitting stockholder proposals for next year’s annual meeting are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:	When are stockholder proposals and director nominations due for the next year’s annual meeting?

A:

In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to the Company no later than November 20, 2020 (approximately 120 days prior to the one-year anniversary of the mailing of this Proxy Statement). The Company suggests that proposals for next year’s annual meeting be submitted by certified mail, return receipt requested. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the SEC under the Securities Exchange Act of 1934, as amended.

Stockholders who intend to present a proposal or director nomination at next year’s annual meeting without including such proposal or nomination in the Company’s proxy statement must, pursuant to the Company’s Bylaws, deliver to the Company notice of such proposal no earlier than January 30, 2021 (approximately 90 days prior to the one year anniversary of the 2020 Annual Meeting) and no later than March 1, 2021 (approximately 60 days prior to the one year anniversary of the 2020 Annual Meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If a stockholder proposal intended to be submitted at next year’s annual meeting does not comply, as determined in the Chairman’s discretion, with the timeframes and other procedures established by the Company’s Bylaws, the proposal will be disregarded.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1

ELECTION OF DIRECTORS

What am I voting on? The Board is asking our stockholders to elect each of the five director nominees named in this Proxy Statement to hold office until the 2021 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal.

Board Recommendation: FOR the election of each of the five director nominees.

Required Vote: The five director nominees with the greatest number of shares voted FOR the director nominee will be elected.

Voting procedures and the method by which votes will be counted, including the treatment and effect of abstentions and broker non-votes, are more fully described above in the section titled “QUESTIONS AND ANSWERS ABOUT THE 2020 Annual Meeting AND VOTING.”

Five members of the Board of Directors (the “Board”) will be elected at the 2020 Annual Meeting to hold office until the 2021 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Each of the five nominees listed below is currently a member of the Board and the Company has no reason to believe that any of the director nominees named below will be unable or unwilling to serve as director if elected.

The five nominees receiving the greatest number of affirmative votes cast will be elected as directors. Proxies cannot be voted for a greater number of persons than the number of nominees named. Except as otherwise directed on the proxy cards, the proxies will vote all valid proxies for the five nominees identified below. If for any reason any nominee withdraws or is unable to serve as director (neither of which is expected at this time), the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board or the Board may reduce the size of the Board.

Nominees for Election as Directors at the 2020 Annual Meeting

The Board has recommended the following persons as nominees for election as directors at the 2020 Annual Meeting:

Nominee Name	Age (as of Annual Meeting)	Year First Became a Director
Marc H. McConnell	40	2001
J. Ward McConnell, Jr.	88	1996
Thomas E. Buffamante	67	2003
David R. Castle	70	2000
David A. White	66	2016

Certain biographical information relating to each of the director nominees is set forth below:

MARC H. McCONNELL, Chairman of the Board, Director. Mr. McConnell is currently the President of Bauer Corporation and the Vice Chairman of McConnell Holdings, Inc., both companies owned by J. Ward McConnell, Jr. Mr. McConnell is also the Vice President of Adamson Global Technology Corporation, a subsidiary of McConnell Holdings, Inc. Mr. McConnell further serves as the Chairman of the Board, Chairman of the Audit Committee, Chairman of the Executive Committee of West Town Bancorp, located in Raleigh, North Carolina, and has served as a director of West Town Bancorp since 2009. He is also the Chairman of the Board and Chairman of the Audit Committee of West Town Bank and Trust, located in Chicago, Illinois, and has served as Chairman of the Board, Chairman of the Audit Committee, Chairman of the Executive Committee of Sound Bank, located in Morehead City, North Carolina. In May 2019 Mr. McConnell began serving as a director of Dogwood State Bank in Raleigh, North Carolina. Mr. McConnell has served as a director of the American Ladder Institute since 2004 and served as its President from 2006 to 2010. Mr. McConnell was also named a director of the Farm Equipment Manufacturers Association in October 2007, served as its President from 2013 to 2014 and served as its Treasurer from October 2015 to October 2016. Mr. McConnell was appointed to our Board in July 2001 and served as Vice Chairman of the Board from January 2008 to April 2015, at which time he became our Chairman. He is the son of our Vice Chairman and director, J. Ward McConnell, Jr., and currently resides in Kinston, North Carolina. Among other attributes, skills, and qualifications, the Board believes that Mr. McConnell’s involvement and experience in the farm equipment manufacturing industry, particularly in leadership positions with similarly situated companies, contribute to his ability to understand the challenges and opportunities facing the Company and to guide its long-term strategies.

J. WARD McCONNELL, JR., Vice Chairman of the Board, Director. Mr. McConnell has been a private investor for more than twelve years. Mr. McConnell was a director of the Company from 1996 to 2001 and returned and has served as a director since February 2002. Our Chairman, Marc McConnell, is the son of Mr. McConnell. Mr. McConnell served as the Chairman of the Board from 2002 to April 2015, at which time he became our Vice Chairman. Mr. McConnell currently resides in Fort Myers, Florida. Among other attributes, skills, and qualifications, the Board believes that Mr. McConnell is uniquely qualified to serve as a director due to his extensive experience in the farm equipment manufacturing industry throughout his career.

THOMAS E. BUFFAMANTE, Director. Mr. Buffamante is a Certified Public Accountant and Director of Buffamante Whipple Buttafaro, P.C., where he has been a director and stockholder since 1981. Mr. Buffamante has been a director of the Company since 2003, was appointed to our Audit Committee in 2011, and has served as the Chairman of the Audit Committee since April 2012. He currently resides in Great Valley, New York. Among other attributes, skills, and qualifications, the Board believes that Mr. Buffamante is qualified to serve as a director in light of his ability to understand generally accepted accounting principles, internal control over financial reporting, and disclosure controls and procedures, his experience in analyzing and evaluating financial statements, and his ability to provide oversight with regard to tax filings, tax accruals, and other tax matters.

DAVID R. CASTLE, Director. Mr. Castle is the retired Director of Operations Worldwide for Avery Weigh-Tronix, LLC.  Mr. Castle also serves on the board of directors of the non-profit Peterborough Tai Chi Association.  Mr. Castle previously served on the Board from 2000 to 2012, during which time he served as the Chairman of the Audit Committee and a member of the Compensation Committee. Mr. Castle rejoined the Board in January 2013 and currently serves as the Chairman of the Compensation Committee. He previously served as a member of the Audit Committee from April 2016 to April 2017. He resides in Ontario, Canada. Among other attributes, skills, and qualifications, the Board believes that Mr. Castle’s previous experience as a Director of Operations of a manufacturing company allows him to make a valuable contribution to the oversight of the Company’s operations, and enables him to identify and understand trends presented in the Company’s financial statements and results of operations.

DAVID A. WHITE, Director. Mr. White has been a general partner and the President and CEO of First Call Services LLC, a private holding company and advisory firm since May 2012. He serves on the boards of directors for Ag Growth International Inc., a Toronto Stock Exchange farm equipment manufacturer, Patient Care Logistics Solutions, a private equity sponsored company, and Avicanna Inc., a Canadian bio-tech company. He previously sat on the board of Sunrise Transportation Holdings LLC, a privately-held U.S. company, from 2015 to July 2018. Mr. White has held a number of senior financial and operating positions with John Labatt Limited, Lawson Mardon Group Inc., and Laidlaw Inc., and most recently was Chief Executive Officer of TransCare Inc., a medical transportation company, from 2008 to April 2012, and President and Chief Operating Officer of Student Transportation of America, a TSX-listed company, from 2005 to 2007. Mr. White has been a Canadian Charted Accountant since 1978, he holds a BA from the University of Western Ontario and an MBA from the University of Toronto, and in 2013 he received the ICD.D designation from the Institute of Corporate Directors. Mr. White was appointed to the Board in December 2016 and currently serves as a member of the Audit and Compensation Committees. Among other attributes, skills, and qualifications, the Board believes that Mr. White is qualified to serve as a director in light of his involvement and experience in the farm equipment manufacturing industry, board experience, his ability to understand generally accepted accounting principles, internal control over financial reporting, and disclosure controls and procedures, his experience in analyzing and evaluating financial statements, and management experience.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on? The Board is asking our stockholders to ratify its selection of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2020.

Voting Recommendation: FOR the ratification of our independent registered public accounting firm.

Vote Required: Ratification requires an affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote.

Voting procedures and the method by which votes will be counted, including the treatment and effect of abstentions and broker non-votes, are more fully described above in the section titled “QUESTIONS AND ANSWERS ABOUT THE 2020 Annual Meeting AND VOTING.”

The Board, acting on the recommendation of the Audit Committee, has selected Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2020. Eide Bailly LLP has been the Company’s independent registered public accounting firm since July 2006. Eide Bailly LLP has advised the Company that it has no relationship to the Company except that of independent registered public accounting firm. A representative of Eide Bailly LLP is expected to be present at the 2020 Annual Meeting. Such representative will have an opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions regarding audit of the financial statements.

Audit Fees

The following table presents fees for professional services billed by Eide Bailly LLP to the Company for the audit of the Company’s annual financial statements, the review of the Company’s interim financial statements, and related services for the fiscal years ended November 30, 2019 and November 30, 2018.

Category	Fiscal Year	Fees ($)
Audit Fees (1)	2019	107,351
	2018	112,193
Audit-Related Fees (2)	2019	-
	2018	-
Tax Fees (3)	2019	22,500
	2018	22,500
All Other Fees	2019	-
	2018	-

(1)

Audit fees represent fees billed for each of the last two fiscal years for professional services provided for the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements in connection with the filing of current and periodic reports.

(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

(3)	Tax fees represent fees billed for each of the last two fiscal years for tax compliance, tax advice and tax planning, which included preparation of tax returns.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approved the engagement of Eide Bailly LLP as the Company’s principal independent registered public accounting firm to perform audit services for the Company. The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms of those services, to be performed for the Company by its independent registered public accounting firm prior to engagement. One hundred percent of the services referenced above were pre-approved by our Audit Committee.

PROPOSAL 3

APPROVAL OF THE COMPANY'S 2020 EQUITY INCENTIVE PLAN

What am I voting on? The Board is asking our stockholders to approve the Company’s 2020 Equity Incentive Plan.

Voting Recommendation: FOR the approval of the Company’s 2020 Equity Incentive Plan.

Vote Required: Approval requires an affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote.

Voting procedures and the method by which votes will be counted, including the treatment and effect of abstentions and broker non-votes, are more fully described above in the section titled “QUESTIONS AND ANSWERS ABOUT THE 2020 Annual Meeting AND VOTING.”

Background

On February 25, 2020, the Board of Directors adopted, subject to stockholder approval, the Art’s-Way Manufacturing Co., Inc. 2020 Equity Incentive Plan (the “2020 Plan”). A copy of the 2020 Plan is attached as Appendix A to this proxy statement. The following summary of the material terms of the 2020 Plan is qualified in its entirety by reference to the full text of the 2020 Plan.

The purpose of the 2020 Plan is to aid us in attracting, retaining, motivating and rewarding our key employees, directors, and consultants to whom our successful operations are tied and to promote the creation of long-term value for stockholders by closely aligning the interests of participants with those of our stockholders. The Board believes that equity incentive grants are vital to the interest of the Company and our stockholders, as they play an important role in our ability to attract and retain key management, align a significant percentage of our executives’ compensation to their performance, as well as ours, and generate in our executives a strategic long-term interest in our performance. As discussed below, the 2020 Plan allows for the continued use of stock-based compensation and will permit us significant flexibility in determining the types and specific terms of awards made to participants. This flexibility will allow us to make future awards based on the then-current objectives for aligning compensation with stockholder value.

Equity Compensation Plan Information

In addition to the 2020 Plan, the Company also maintains its 2011 Equity Incentive plan (the “2011 Plan”). However, if the 2020 Plan is approved by our stockholders, no additional equity awards will be granted under the 2011 Plan.

As of November 30, 2019, with respect to the 2011 Plan, there were:

•	59,000 shares of common stock subject to outstanding stock options; and
•	95,850 shares of restricted stock subject to forfeiture.

As of the date of this proxy statement, no equity awards have been granted under the 2020 Plan, The 2020 Plan, if approved, will authorize the issuance of up to 500,000 shares of common stock, plus (i) any shares that were subject to outstanding awards under the 2011 Plan, as of the effective date of the 2020 Plan, that are subsequently cancelled, terminate unearned, expire, are forfeited, lapse for any reason or are settled in cash without the delivery of shares and (ii) any shares authorized under the 2011 Plan that are not subject to awards as of the effective date of the 2020 Plan. Assuming the 2020 Plan is approved by our stockholders, there will be 594,015 shares available for future grants under the 2020 Plan.

If the 2020 Plan is not approved by our stockholders, we will continue to make grants under the 2011 Plan, although the limited number of shares available under the 2011 Plan will prevent us from granting equity compensation consistent with our past practice and future expectations.

Administration

The 2020 Plan will be administered by the Board of Directors or a committee of the Board consisting of at least one director. However, if required for compliance with Rule 16b-3 under the Exchange Act, any such committee shall consist of two or more directors, all of whom shall be a “non-employee director.” The Board of Directors of the Company has delegated the administration of the 2020 Plan to the Compensation Committee. The Board and the Compensation Committee are collectively referred to in the 2020 Plan as the “Administrator.”

The Administrator may delegate to one or more Committees and/or sub-Committees, or to one or more officers of the Company and/or its Affiliates, or to one or more agents and/or advisors, such administrative duties or powers as it may deem advisable. The Administrator or any Committees or individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility of the Administrator or such Committees or individuals may have under the 2020 Plan.

The Administrator will have all of the powers vested in it under the provisions of the 2020 Plan, including, but not limited to, exclusive authority to determine, in its sole discretion, whether an award will be granted; the individuals to whom, and the time or times at which, awards will be granted; the number of shares subject to each award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator will have full power and authority to administer and interpret the 2020 Plan, to make and amend rules, regulations and guidelines for administering the 2020 Plan, to prescribe the form and conditions of the respective Agreements evidencing each Award (which may vary from Participant to Participant), to amend or revise Agreements evidencing any award (to the extent the amended terms would be permitted by the 2020 Plan and provided that no such revision or amendment, except as is authorized in Section 15 of the 2020 Plan may impair the terms and conditions of any award that is outstanding on the date of such revision or amendment to the material detriment of the Participant in the absence of the consent of the Participant), and to make all other determinations necessary or advisable for the administration of the 2020 Plan (including to correct any defect, omission or inconsistency in the 2020 Plan or any Agreement, to the extent permitted by law and the 2020 Plan). The Administrator’s interpretation of the 2020 Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it under the 2020 Plan will be conclusive and binding on all parties concerned.

Eligibility

Any employee, director, or consultant may participate in the 2020 Plan; provided, however, that only employees are eligible to receive Incentive Stock Options. As of the date of this proxy statement, approximately 135 employees, 5 non-employee directors, and no consultants are eligible to participate in the 2020 Plan.

Shares Available for Awards

The 2020 Plan, if approved, will authorize the issuance of up to 500,000 shares of common stock, plus (i) any shares that were subject to outstanding awards under the 2011 Plan, as of the effective date of the 2020 Plan, that are subsequently cancelled, terminate unearned, expire, are forfeited, lapse for any reason or are settled in cash without the delivery of shares and (ii) any shares authorized under the 2011 Plan that are not subject to awards as of the effective date of the 2020 Plan. If the 2020 Plan is approved, no additional awards will be granted under the 2011 Plan, which is the only incentive plan under which incentive awards are currently granted. The maximum number of shares of common stock that may be issued through incentive stock options will be 500,000 shares.

The following shares of common stock will not reduce the share authorization and will continue to be reserved and available for awards granted pursuant to the 2020 Plan: (i) all or any portion of any outstanding restricted stock award or restricted stock unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such award, and (ii) shares of common stock covered by an award to the extent the award is settled in cash; provided, however, that the full number of shares of common stock subject to a stock appreciation right will reduce the share authorization, whether such stock appreciation right is settled in cash or shares of common stock. Any shares of common stock withheld to satisfy tax withholding obligations on an award, shares of common stock withheld to pay the exercise price of an option, and shares of common stock subject to a broker-assisted cashless exercise of an option will reduce the share authorization. The 2020 Plan expressly prohibits the Company from “recycling” of shares by adding back to the number of shares authorized for issuance under the 2020 Plan shares repurchased by the Company using stock option exercise proceeds.

The Administrator will adjust the number of shares and share limits described above in the case of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the 2020 Plan. Any adjustment determination made by the Administrator will be final, binding and conclusive.

Type of Awards and Terms and Conditions

The 2020 Plan provides that the Administrator may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Administrator may determine to be necessary or desirable:

•	stock options, including both incentive stock options (“ISOs”) and non-qualified stock options;
•	stock appreciation rights (“SARs”);
•	restricted stock;
•	restricted stock units; and
•	performance awards.

The amount and timing of awards granted under the 2020 Plan are determined in the sole discretion of the Administrator and therefore cannot be determined in advance. Future awards that would be received under the 2020 Plan by directors, executive officers and other employees are discretionary and are therefore not determinable at this time.

Minimum Vesting. The 2020 Plan requires that all equity awards be subject to a minimum one year vesting period, except that awards relating to not more than 5% of the total shares authorized under the 2020 Plan may contain terms that do not meet this minimum vesting period.

Options.  Options may either be incentive stock options, which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code, or non-qualified stock options. Options vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO, except in the case of an ISO grant to a stockholder who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any subsidiary, the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. Non-qualified stock options vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of non-qualified stock options. The exercise price of each share subject to a non-qualified stock option will be determined by the Administrator at the time of grant but must be equal to or greater than the fair market value of a share on the date of grant.

Restricted Stock Awards.  Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance.

Restricted Stock Units.  Restricted stock units consist of a right to receive shares (or cash, in the Administrator’s discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance.

Performance Awards.  Performance awards, which may be denominated in cash or shares, are earned upon achievement of performance objectives during a performance period established by the Administrator.

Stock Appreciation Rights.  A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon exercise of a stock appreciation right, the recipient will receive cash, shares of Company stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price. Stock appreciation rights vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of stock appreciation rights.

Performance-Based Compensation.  The administrator may issue awards with performance criteria, which criteria may include: (i) revenue or net sales, (ii) operating income, (iii) net income (before or after taxes), (iv) earnings per share, (v) earnings before or after taxes, interest, depreciation, amortization and/or stock compensation expense, (vi) gross profit margin, (vii) return measures (including, but not limited to, return on invested capital, assets, capital, equity, sales), (viii) increase in revenue or net sales, (ix) operating expense ratios, (x) operating expense targets, (xi) productivity ratios, (xii) gross or operating margins, (xiii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment), (xiv) working capital targets, (xv) capital expenditures, (xvi) share price (including, but not limited to, growth measures and total shareholder return), (xvii) appreciation in the fair market value or book value of the common stock, (xviii) debt to equity ratio or debt levels, (xix) market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels, (xx) operational targets, or (xxi) any other performance metric deemed appropriate by the Administrator. These performance objectives may be used to measure the performance of the Company as a whole or the performance of any business unit or any combination thereof as the Administrator may determine, or any of the specified performance objectives may be compared to the performance of a group of competitor or peer companies, as the Administrator may determine. Further, the Administrator may also determine performance objectives on a GAAP or non-GAAP basis.

Rights as Stockholders. Recipients of restricted stock awards will have the right to vote such shares upon their issuance, even if prior to the date when such shares have vested or all risks of forfeiture have lapsed. Otherwise, recipients of equity awards authorized under the 2020 Plan are not generally entitled to any rights as stockholders with respect to any shares covered by the award until the date of issuance of the underlying shares of common stock (in the case of stock options, SARs, restricted stock units and performance awards) or the date that the risks of forfeiture related to such shares has lapsed (in the case of restricted stock awards). Further, the 2020 Plan expressly provides that a recipient is not entitled to receive any dividends or dividend equivalents attributable to the underlying shares of common stock prior to the time that both the underlying shares of common stock have been issued and have vested (in the case of stock options, SARs and performance awards) or are no longer subject to risk of forfeiture (in the case of restricted stock awards). All rights to any dividends or dividend equivalents payable with respect to shares of common stock covered by an award that are forfeited will also be forfeited.

Plan Amendments

The Board may from time to time, insofar as permitted by law, suspend or discontinue the 2020 Plan or revise or amend it in any respect. However, except to the extent required by applicable law or regulation or as except as provided under the 2020 Plan itself, the Board may not, without stockholder approval, revise or amend the 2020 Plan to (i) materially increase the number of shares subject to the 2020 Plan, (ii) change the designation of participants, including the class of employees, eligible to receive awards, (iii) decrease the price at which options or stock appreciation rights may be granted, (iv) cancel, regrant, repurchase for cash, or replace options or stock appreciation rights that have an exercise price in excess of the fair market value of the common stock with other awards, or amend the terms of outstanding options or stock appreciation rights to reduce their exercise price, (v) materially increase the benefits accruing to participants under the 2020 Plan, or (vi) make any modification that will cause incentive stock options to fail to meet the requirements of Internal Revenue Code Section 422. Further, without stockholder approval, the terms of any outstanding Award may not be amended to reduce the exercise price of any outstanding stock option or SAR or cancel any outstanding stock option or SAR in exchange for cash, other awards or stock options or SARs with an exercise price that is less than the exercise price of the original stock option or SAR.

Term

The Administrator may grant awards pursuant to the 2020 Plan until it is discontinued or terminated. However, ISOs may only be granted prior to the tenth anniversary of the date our stockholders approve the 2020 Plan.

Change of Control

Unless otherwise provided in the terms of an award, upon a change of control of the Company, as defined in the 2020 Plan, the Administrator may provide for one or more of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof); (ii) the complete termination of the 2020 Plan and the cancellation of any or all awards (or portions thereof) that have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable in each case as of the effective date of the change of control; (iii) that the entity succeeding the Company by reason of such change of control, or the parent of such entity, must assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; or (iv) that participants holding outstanding awards will become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested, as determined by the Administrator pursuant to the 2020 Plan) as of the effective date of any such change of control, cash in amount equal to (1) for participants holding options or stock appreciation rights, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or stock appreciation rights, or (2) for participants holding awards other than options or stock appreciation rights, the fair market value of such common stock on the date immediately preceding the effective date of such change of control. The Administrator need not take the same action with respect to all awards (or portions thereof) or with respect to all participants.

Payment

Upon exercise of an option granted under the 2020 Plan, and as permitted in the Administrator’s discretion, the option holder may pay the exercise price in cash (or cash equivalent), by surrendering previously-acquired unencumbered shares of Company common stock, by withholding shares of Company common stock from the number of shares that would otherwise be issuable upon exercise of the option (e.g., a net share settlement), through broker-assisted cashless exercise (if compliant with applicable securities laws and any insider trading policies of the Company), another form of payment authorized by the Administrator, or a combination of any of the foregoing. If the exercise price is paid, in whole or in part, with Company common stock, the then-current fair market value of the stock delivered or withheld will be used to calculate the number of shares required to be delivered or withheld.

Transfer Restrictions

Unless permitted by law and expressly permitted by the 2020 Plan or underlying award agreement, no award will be transferable, other than by will or by the laws of descent and distribution. The Administrator may permit a recipient of a non-qualified stock option to transfer the award by gift to his or her “immediate family” or to certain trusts or partnerships (as defined and permitted by applicable federal securities law).

Recoupment Policy

Subject to the terms and conditions of the 2020 Plan, the Administrator may provide that any participant and/or any award, including any shares of common stock subject to an award, is subject to any recovery, recoupment, clawback and/or other forfeiture policy that may be maintained by the Company from time to time.

Federal Income Tax Matters

Stock Options. Under present law, an optionee will not recognize any taxable income on the date a non-qualified stock option is granted pursuant to the 2020 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which non-qualified stock options are exercised equal to the amount of ordinary income recognized by those optionees exercising options and must comply with applicable tax withholding requirements.

ISOs granted under the 2020 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no compensation that is taxable as ordinary income when the option is granted. Further, the optionee generally will not recognize any compensation that is taxable as ordinary income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company generally is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income and must comply with applicable tax withholding requirements.

Restricted Stock Units. A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the settlement date(s). The Company normally will receive a corresponding deduction at the time of settlement, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income and must comply with applicable tax withholding requirements.

Performance Awards. A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received, as the case may be, in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income and must comply with applicable tax withholding requirements.

Stock Appreciation Rights. Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income and must comply with applicable tax withholding requirements.

Section 409A of the Internal Revenue Code. Depending in part on particular award terms and conditions, certain awards under the 2020 Plan may be considered non-qualified deferred compensation subject to the requirements of Section 409A of the Internal Revenue Code. If the terms of such awards do not meet the requirements of Section 409A, the violation of Section 409A may result in an additional 20% tax obligation, plus penalties and interest for such participant.

The foregoing is only a summary of the effect of U.S. federal income taxation with respect to the grant and exercise of awards under the 2020 Plan. It does not purport to be complete and does not discuss the tax consequences of an individual’s death or the provisions of the income tax laws of any municipality, state or foreign country in which any eligible individual may reside.

New Plan Benefits

No benefits have been granted, awarded or received under the 2020 Plan, as it will only take effect upon stockholder approval. The Board will have authority to approve all awards under the 2020 Plan. Based on the director compensation plan currently in place, the Company's non-employee directors will receive the following annual equity compensation:

Director Name	Shares of Restricted Stock(1)
J. Ward McConnell, Jr.	5,000
Marc McConnell	5,000
Thomas E. Buffamante	5,000
David R. Castle	5,000
David A. White	5,000

(1) Represents an annual grant of 1,000 shares of fully vested restricted stock granted on the date of the annual meeting and four quarterly grants of 1,000 shares of fully vested restricted stock. The value of the shares of restricted stock cannot be determined until the date of grant.

Any additional equity compensation granted under the 2020 Plan, including awards to the Company's executive officers and its chairman, will be made in the discretion of the Board and is not currently determinable.

Other Information

Other than as a result of their right to participate in the 2020 Plan, no person who was a director or executive officer of the Company in the year ended November 30, 2019 or who is a nominee for director at the Annual Meeting, or any associate of theirs, has any substantial interest in this proposal.

PROPOSAL 4

APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION

What am I voting on? The Board is asking our stockholders to approve, on a non-binding, advisory basis, the compensation of the named executive officers disclosed in this Proxy Statement.

Voting Recommendation: FOR the approval of the compensation of the named executive officers.

Vote Required: Approval requires an affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote.

Voting procedures and the method by which votes will be counted, including the treatment and effect of abstentions and broker non-votes, are more fully described above in the section titled “QUESTIONS AND ANSWERS ABOUT THE 2020 Annual Meeting AND VOTING.”

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act require that the Company provide its stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. In accordance with the preference of our stockholders, as expressed in a non-binding, advisory vote on the frequency of votes on named executive officer compensation at our 2019 Annual Meeting of Stockholders, the Company previously determined to hold annual votes on the compensation of named executive officers.

We seek to closely align the interests of our named executive officers with the interests of our stockholders. We designed our compensation program to reward our named executive officers for individual performance and contributions to our overall business objectives and for achieving and surpassing the financial goals set by our Compensation Committee and our Board.

The vote on this resolution is not intended to address any specific element of compensation. Instead, the vote relates to the overall compensation of our named executive officers, as described in this Proxy Statement, in accordance with the compensation disclosure rules of the SEC.

Accordingly, we ask our stockholders to approve the following resolution at the 2020 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation table and the other related tables and disclosure.”

While the Board and the Compensation Committee intend to carefully consider the results of this vote when making future decisions regarding executive compensation, this vote is not binding on the Company or the Board and is advisory in nature. To the extent there is any significant vote against the compensation of our named executive officers, the Board and the Compensation Committee will evaluate what actions may be necessary to address our stockholders’ concerns.

OTHER INFORMATION

CORPORATE GOVERNANCE

Our Board currently has five members: Thomas E. Buffamante, David R. Castle, David A. White, J. Ward McConnell, Jr. and Marc H. McConnell. Pursuant to the Company’s Bylaws, the Board has set the size of the Board at five directors as of the 2020 Annual Meeting. All of our directors are “independent” within the definition provided by Nasdaq Rule 5605, with the exception of Marc McConnell and J. Ward McConnell, Jr. The Board has determined that Marc McConnell and J. Ward McConnell, Jr. are not independent due to their receipt of payments from the Company as compensation for services they provide as Chairman of the Board and Vice Chairman of the Board, respectively. In considering the independence of Marc McConnell and J. Ward McConnell, Jr., the Board also considered the family relationship between Marc McConnell and J. Ward McConnell, Jr.; J. Ward McConnell, Jr.’s beneficial ownership of approximately 48% of the Company’s securities; and J. Ward McConnell, Jr.’s receipt of certain fees from the Company in connection with his guarantee of a portion of the Company’s bank debt.

The Board held six meetings during the fiscal year ended November 30, 2019 (“fiscal year 2019”). Each director attended 100% of the total number of Board meetings held while the director served during fiscal year 2019 and the total number of meetings held by all committees of the Board on which the director served during fiscal year 2019. The Board encourages all directors to attend the Company’s annual meeting of stockholders but does not have a formal attendance policy. The Company’s last annual meeting of stockholders held on April 16, 2019 was attended by all of our directors who were serving at that time.

The Board has an Audit Committee and a Compensation Committee. The Board as a whole functions as the Company’s Nominating and Governance Committee, although director nominees are recommended by our independent directors without participation of the non-independent directors.

The Board’s Role in Risk Oversight

Management has the responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Audit Committee provides oversight of management with respect to enterprise-wide risk management, which focuses primarily on risks relating to commodity pricing (such as steel), the Company’s ability to maintain appropriate levels of credit and insurance coverage, and financial and accounting, legal and compliance risks, including oversight of inventory accounting, revenue recognition, and other internal controls over financial reporting. In addition, the Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements. The Compensation Committee reviews compensation and benefits plans affecting all employees, including the executive officers. We have determined that it is not reasonably likely that our compensation and benefit plans create risks that would have a material adverse effect on the Company. The full Board considers strategic risks and opportunities and regularly receives detailed reports from management and the committees with respect to their areas of responsibility for risk oversight.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for the day to day leadership and performance of the Company, while Marc McConnell, as the Chairman of the Board, provides guidance to the Chief Executive Officer; sets the strategic direction for the Company; sets the agenda for Board meetings; and presides over meetings of the full Board. The Board has designated J. Ward McConnell, Jr., prior Chairman of the Board, as Vice Chairman of the Board.

Because the Board has determined that neither our Chairman of the Board nor Vice Chairman of the Board satisfy the definition of “independence” as set forth in Nasdaq Rule 5605, the Board appointed David Castle to serve as “presiding director” over all executive sessions of independent directors that are required under Nasdaq rules.

Code of Ethics

The Company has adopted a Code of Ethics (the “Code”), which is applicable to all directors, officers and employees of the Company. The Code covers all areas of professional conduct, including customer and supplier relationships, conflicts of interest, insider trading, confidential information, accuracy of company records, public disclosures, contact with government officials, and workplace behavior. It requires strict adherence to all laws and regulations applicable to our business. Persons who are subject to the Code are required to bring any violations and suspected violations of the Code to the Company’s attention, through their supervisor, management, outside legal counsel, or confidential communication with the Chairman of the Audit Committee.

The Code of Ethics is posted to our website at http://www.artsway-mfg.com/corporate-governance/. We intend to include on our website, within the time period required by Form 8-K, any amendment to, or waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, that relates to any element of the Code of Ethics definition enumerated in Item 406(b) of Regulation S-K.

Audit Committee

The principal functions of the Audit Committee are to evaluate and review the Company’s financial reporting process and systems of internal controls. The Audit Committee evaluates the independence of the Company’s independent registered public accounting firm, recommends selection of the Company’s independent registered public accounting firm to the Board, approves fees to be paid to our independent registered public accounting firm, and reviews the Company’s financial statements with management and the independent registered public accounting firm. The Audit Committee has recommended to the Board the appointment of Eide Bailly LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2020.

The Audit Committee operates under a written charter, which is available on our website at http://www.artsway-mfg.com/corporategovernance/. Under the charter, the Audit Committee must be comprised of not less than three members of the Board and its composition must otherwise satisfy Nasdaq requirements applicable to audit committees. During fiscal year 2019, the members of the Audit Committee were Thomas E. Buffamante (Chairman), David R. Castle and David A. White. The same individuals will serve as members of the Audit Committee for fiscal year 2020. The Board has determined that all current and proposed members of the Audit Committee are independent under the definition of “independence” provided by Nasdaq Rule 5605 and Rule 10A-3 of the Securities Exchange Act of 1934. The Board has also determined that Mr. Buffamante and Mr. White are each an “audit committee financial expert” as defined by applicable SEC regulations, and that all members of the Audit Committee are financially literate as required by Nasdaq Rule 5605. The Audit Committee held five meetings during fiscal year 2019.

Report of the Audit Committee

The following report of the Audit Committee shall not be deemed to be filed with the SEC or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the reference in any such document.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accountant is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

The members of the Audit Committee have reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended November 30, 2019. The members of the Audit Committee have discussed with Eide Bailly LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended. The members of the Audit Committee have received and reviewed the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the audit committee concerning independence, and the members of the Audit Committee have discussed with Eide Bailly LLP their independence from management and the Company. The members of the Audit Committee have considered whether the provision of services by Eide Bailly LLP referred to above not related to the audit of the financial statements and the reviews of the interim financial statements included in the Company’s Forms 10-Q are compatible with maintaining Eide Bailly LLP’s independence, and have determined that they are compatible and do not impact Eide Bailly LLP’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above should be included in our Annual Report on Form 10-K accompanying this Proxy Statement and filed with the SEC for the fiscal year ended November 30, 2019.

Audit Committee

Thomas E. Buffamante, Chairman

David R. Castle

David A. White

Compensation Committee

During fiscal year 2019, the members of the Compensation Committee were David R. Castle (Chairman), Thomas E. Buffamante and David A. White. The same individuals will serve as members of the Compensation Committee for fiscal year 2020. The Board has determined that all current and proposed members of the Compensation Committee are independent within the definition of “independence” provided by Nasdaq Rule 5605 and Rule 10C-1 of the Securities Exchange Act of 1934. The Compensation Committee operates under a written charter, which is available on our website at http://www.artsway-mfg.com/corporate-govemance/. Under the charter, the Compensation Committee must consist of two or more members of the Board, and each member must meet applicable Nasdaq independence standards.

The Board has authorized the Compensation Committee to review and advise management on a broad range of compensation policies, such as salary ranges and incentive programs for employees, although the Company’s Chief Executive Officer is responsible for establishing specific terms of compensation for Company employees who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended. The Compensation Committee reviews and makes recommendations to the Board as to the compensation of those Company employees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, which includes the Chief Executive Officer and Chief Financial Officer. The Board retains the authority to set director compensation, each based on the Compensation Committee’s recommendations. Neither Marc McConnell and J. Ward McConnell, Jr. participate in the discussion or approval of the payments they receive from the Company as compensation for services they provide as Chairman of the Board and Vice Chairman of the Board, respectively.

Although the Board administers the Company’s 2011 Equity Incentive Plan, the Compensation Committee remains responsible for recommending to the Board any equity awards to the Company’s Chief Executive Officer and the Chief Financial Officer, and the Board may delegate to the Compensation Committee additional administrative duties for the 2011 Equity Incentive Plan in the future. Neither the Compensation Committee nor the Board engages compensation consultants to assist in determining or recommending the amount or form of compensation for executive officers or directors. Executive officers do not have any role in determining or recommending the amount or form of executive officer or director compensation. The Compensation Committee may delegate its responsibilities to subcommittees to the extent permitted by applicable laws and regulations; however, such subcommittees are not permitted to have decision-making authority and are required to report regularly to the full Compensation Committee. The Compensation Committee had two meetings during fiscal year 2019.

Nominating and Governance Committee

The Board as a whole performs the functions of a Nominating and Governance Committee. The Board has determined that each of our directors is independent under the definition of “independence” provided by Nasdaq Rule 5605, with the exception of Marc McConnell and J. Ward McConnell, Jr. for the reasons identified above. Because the Board consists solely of persons who are neither employees nor officers of the Company and a majority of our directors are independent, the Board does not deem it necessary to have a separate Nominating and Governance Committee. In accordance with Nasdaq requirements, all five of the director nominees for the 2020 Annual Meeting were recommended by a majority of the independent directors without participation of the non-independent directors. The Board met once during fiscal year 2019 for the purpose of evaluating candidates for director nominees.

The principal purpose of the Board, acting as the Nominating and Governance Committee, is to identify and evaluate qualified individuals for membership on the Board. The Board annually considers the size, composition and needs of the Board in evaluating director candidates and recommends director nominees for election at each annual meeting of stockholders. The Board operates as the Nominating and Governance Committee pursuant to a written charter, which is available on our website at http://www.artsway-mfg.com/corporate-governance/.

Selection of Director Nominees

In selecting nominees for directors, the Board, acting as the Nominating and Governance Committee, will consider all candidates submitted, including incumbent Board members, based upon the qualifications of the candidates, the business and financial experience of the candidates, the experience of the candidates serving on public company boards of directors, and other skill sets deemed appropriate by the Board to enact the mission and business purposes of the Company. Our Criteria and Policies for Director Nominations (the “Nominations Policies”) were adopted by the Board, acting as the Nominating and Governance Committee, on July 28, 2009 and are attached as Annex A to the Nominating and Governance Committee Charter. The Nominations Policies specify that directors must have certain minimum qualifications, including the ability to read and understand basic financial statements, familiarity with the Company’s business and industry, high moral character and mature judgment and the ability to work collegially with others.

Diversity is also a factor in evaluating director nominees. The Nominations Policies do not restrict the criteria that the Board may consider when evaluating diversity. The Board typically considers diversity of experience, skill, geographic representation and background as factors in the selection of new director nominees, with the goal of assembling a board of directors with complementary skill sets and viewpoints. The Board has not adopted a standalone diversity policy at this time. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Currently, the Company does not engage any third parties, for a fee or otherwise, to identify or evaluate potential nominees. The Board will consider director candidates recommended by holders of the Company’s common stock on the same basis as any other candidate submitted for consideration as a nominee. No nominations for candidates were received from any holders of common stock for the 2020 Annual Meeting.

In order for a candidate to be considered for nomination by the Board, a stockholder must submit to the attention of the Chief Executive Officer of the Company a written recommendation that contains the following information:

(1)	the full name and address of the stockholder or group submitting the recommendation;
(2)	the number of shares of common stock of the Company owned by the stockholder or group submitting the recommendation, and the date such shares were acquired;
(3)	the full name and address of the director nominee;
(4)	the age of the director nominee;
(5)	a five-year business history of the director nominee;
(6)	the amount of common stock of the Company owned by the director nominee;
(7)	whether the director nominee can read and understand basic financial statements;
(8)	the director nominee’s other board memberships, if any;
(9)	any family relationships between the director nominee and any executive officer or current director of the Company;
(10)	any business transactions between the director nominee or the candidate’s business and the Company;
(11)	a written consent of the director nominee to be named in the Company’s proxy statement and to serve as a director if elected; and
(12)	a written consent of the stockholder or group to be named in the Company’s proxy statement.

Additionally, any holder of common stock nominating a candidate is encouraged to set forth any other qualifications which such stockholder believes the candidate has to serve as director of the Company and the reasons why the stockholder believes the candidate should be elected to the Board. The Board may require the stockholder or nominee to furnish additional information to evaluate the nominee’s suitability. In the event a stockholder does not comply with the nomination process described in this Proxy Statement, the proposed nomination may be declared defective and disregarded.

Pursuant to the Company’s Bylaws, stockholders who intend to present a floor proposal or director nomination at the 2021 Annual Meeting of Stockholders without including such proposal or nomination in the Company’s proxy statement must deliver to the Company notice of such proposal no earlier than January 21, 2021 (approximately 90 days prior to the one year anniversary of the 2020 Annual Meeting) and no later than February 20, 2021 (approximately 60 days prior to the one year anniversary of the 2020 Annual Meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any holder of common stock wishing to communicate with the Board about any matter involving the business or operations of the Company should send the communication, in written form, to the Chief Executive Officer of the Company at the Company’s principal place of business at 5556 Highway 9, Armstrong, Iowa, 50514-0288. The Chief Executive Officer of the Company will promptly send the communication to each member of the Board or, if applicable, specified individual directors.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICES AND PRINCIPAL STOCKHOLDERS

The following table shows certain information with respect to the Company’s common stock beneficially owned by current directors, director nominees, and executive officers of the Company as of March 2, 2020, as well as the name and address of the persons known to the Company who beneficially own more than 5% of the issued and outstanding shares of common stock of the Company as of March 2, 2020. The shares shown as beneficially owned include shares that executive officers, directors, and director nominees are entitled to acquire pursuant to outstanding stock options exercisable within 60 days of March 2, 2020. Unless otherwise provided, the address of each of the executive officers, directors, and director nominees listed below is c/o Art’s-Way Manufacturing Co., Inc., 5556 Highway 9, Armstrong, Iowa, 50514-0288.

Name of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Thomas E. Buffamante	Director	38,000 shares (3)	*
David R. Castle	Director	31,000 shares (4)	*
David A. White	Director	15,000 shares	*
J. Ward McConnell, Jr.	Vice Chairman of the Board and Director	2,112,671 shares (5)	48.6%
Marc H. McConnell	Chairman of the Board and Director	110,330 shares (6)	2.5%
Carrie L. Gunnerson	President and Chief Executive Officer	48,352 shares (7)	1.1%
Michael Woods	Chief Financial Officer	9,968 shares (8)	*
Directors and Executive Officers as a Group (7 individuals)		2,365,321 shares (9)	54.4%

* Less than 1%

(1)

Beneficial ownership is determined in accordance with SEC rules and generally includes holding, voting and investment power with respect to the securities. Unless otherwise noted, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

(2)	Based on 4,345,478 shares issued and outstanding as of March 2, 2020.
(3)	Includes 10,000 shares underlying stock options that can be exercised within 60 days of March 2, 2020.
(4)	Includes 6,000 shares underlying stock options that can be exercised within 60 days of March 2, 2020.
(5)

Includes 2,102,671 shares held in the J. Ward McConnell, Jr. Living Trust, of which J. Ward McConnell, Jr. has sole investment and voting power, and 10,000 shares underlying stock options that can be exercised within 60 days of March 2, 2020.

(6)

Includes 55,000 shares held by Mr. McConnell, individually; 4,250 shares held indirectly by Mr. McConnell’s spouse, over which Mr. McConnell has shared voting and investment power; 10,000 shares held indirectly by Mr. McConnell’s children; 5,580 shares held in individual retirement accounts, over which Mr. McConnell has voting and dispositive power; 10,000 shares underlying stock options that can be exercised within 60 days of March 2, 2020; 4,000 shares of restricted stock for which risks of forfeiture lapse on February 5, 2021; 8,000 shares of restricted stock for which risks of forfeiture lapse as to 4,000 shares on each of January 31, 2021 and January 31, 2022; and 12,500 shares of restricted stock for which risks of forfeiture lapse as to 4,166 shares on January 30, 2021, and as to 4,167 shares on each of January 30, 2022 and January 30, 2023.

(7)

Includes 5,000 shares underlying stock options that can be exercised within 60 days of March 2, 2020; 3,500 shares of restricted stock for which risks of forfeiture lapse on February 5, 2021; and 7,000 shares of restricted stock for which risks of forfeiture lapse as to 3,500 shares on each of January 31, 2021 and January 31, 2022.

(8)

Includes 5,000 shares of restricted stock for which risks of forfeiture lapse as to 1,667 shares on each of January 30, 2021 and January 30, 2022 and as to 1,666 shares on January 31, 2023; and 3,333 shares of restricted stock for which risks of forfeiture lapse as to 1,667 shares on January 31, 2021 and as to 1,666 shares on January 31, 2022.

(9)

Includes 41,000 shares underlying stock options that can be exercised within 60 days of March 2, 2020 and 43,333 shares of restricted stock for which risks of forfeiture lapse as described above in footnotes 6, 7 and 8.

EXECUTIVE OFFICERS

Carrie Gunnerson, age 44, is currently serving as our President and Chief Executive Officer. Ms. Gunnerson joined the Company in April 2004 and was appointed Chief Financial Officer in July 2004, a position she held until January 2012. Ms. Gunnerson was appointed to the additional roles of President and Chief Executive Officer on October 18, 2007 and to the role of Interim Chief Financial Officer on September 2012. She held this interim position until January 22, 2015 when the Company appointed Amber Murra its Chief Financial Officer. Ms. Gunnerson was again appointed to the role of Interim Chief Financial Officer following Ms. Murra’s departure on May 31, 2018, a position she held until February 1, 2020 when the Company appointed Michael Woods its Chief Financial Officer. Ms. Gunnerson intends to resign as President and Chief Executive Officer in the third quarter of fiscal year 2020 following an appropriate transition period for David King to assume the role of President and Chief Executive Officer. Prior to joining the Company, Ms. Gunnerson was responsible for all of the functions of a controller at Tyco Plastics of Fairmont, Minnesota. Ms. Gunnerson was named a director of the Farm Equipment Manufacturers Association, effective in November 2016.

Michael Woods, age 33, is currently serving as Chief Financial Officer, a position he has held since February 1, 2020. Mr. Woods joined the Company in April 2016 and served as a Senior Staff Accountant and as the Controller until his promotion to Vice President of Finance in January 2019. Mr. Woods began his career in 2012 with Brinkman & Reed, CPAs in Estherville, IA as a Staff Accountant where he performed compilations, reviews, audits and tax consulting services. After three years in public accounting, he spent a year and a half as a Senior Staff Accountant with XPO Logistics (formerly Norbert Dentressangle) in Clive, Iowa. Mr. Woods received Bachelor of Science Degrees in Accounting and Finance from Iowa State University and has been a Certified Public Accountant since October of 2013.

David King, age 48, is expected to assume the role of Chief Executive Officer upon the anticipated resignation of Carrie Gunnerson as Chief Executive Officer of the Company in the third quarter of fiscal year 2020. Mr. King’s anticipated start date is March 23, 2020 and he will serve in an interim role prior to assuming the role of Chief Executive Officer. The Company intends to enter into a formal employment agreement with Mr. King prior to his start date. Mr. King has a proven executive management track record with over 25 years in the agricultural industry. He is currently the Executive Vice President of Sales and Marketing at VES Environmental Solutions, LLC, a designer and manufacturer of energy-efficient agricultural ventilation and lighting systems, a position he has held since November 2019. He was previously Vice President of Sales and Marketing at Salford Group from June 2013 to November 2019, and he held roles in operations, marketing and international business development at Ag Leader Technology from 1996 to June 2013. Mr. King holds a B.S. in Business Administration from Iowa State University and an M.B.A. from Drake University. The Company entered into an offer letter (the “Offer Letter”) with Mr. King on March 5, 2020. The Offer Letter provides for an annual base salary of $265,000. Mr. King will also be eligible to receive annual cash incentive compensation of up to 75% of his base salary based on the Company’s achievement of annual financial objectives and to receive annual equity awards, each as granted by the Board (or a committee authorized by the Board). Mr. King will be eligible to participate in any and all other employee benefit plans that are generally available to the Company’s employees. The Company intends to grant Mr. King 80,000 shares of restricted stock on his start date, with the risks of forfeiture for 20,000 shares lapsing immediately and the risks of forfeiture for the remaining 60,000 shares lapsing in increments of 20,000 shares on each of the first three anniversaries of the grant date.

EXECUTIVE COMPENSATION

The compensation philosophy of the Company is to provide a compensation package to executive officers that will maximize long-term stockholder value. The components of executive officer compensation are base salary, cash incentive compensation and equity awards.

The Company’s policy is to pay base salaries that are at, or near, the average base salary for similar companies. The Compensation Committee annually determines whether to recommend to the Board salary increases for the Company’s executive officers, which recommendation is based on current salaries and individual and Company performance during the past year. Other components of officer compensation are generally also reviewed annually.

The Board has an incentive compensation pool and incentive compensation plans for the Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, Chief Financial Officer, and certain other key employees. The objectives and the target incentive compensation thresholds and gradations pursuant to the pool and plans are based on an analysis of market data conducted by the Compensation Committee, along with consideration of the Company’s circumstances and opportunities. They reflect the belief of the Board and Compensation Committee that defined annual incentives should be closely aligned with financial performance and opportunities for long-term growth.

Under the approved incentive arrangements, the applicable possible maximum cash incentives for fiscal year 2019 were as follows: Marc McConnell, $200,812 (75% of annual base retainer); J. Ward McConnell, Jr., $58,012 (65% of annual base retainer); and Carrie Gunnerson, $111,793 (65% of annual base salary). The relevant objectives for fiscal year 2019 pertaining to the Chairman and Vice Chairman were achievement of threshold operating income growth for fiscal year 2019 and, if threshold growth was achieved, the following additional objectives: earnings per share, reduction of term debt, reduction of inventory, sales growth and successful oversight of other business development activities. The relevant objectives for fiscal year 2019 pertaining to the Chief Executive Officer were achievement of threshold operating income growth for fiscal year 2019 and, if threshold growth was achieved, the following additional objectives: earnings per share, reduction of debt, improvements in delivery, and growth of the Scientific and Tools segments.

The maximum possible cash incentives for fiscal year 2020 are as follows: Marc McConnell, $200,812 (75% of annual base retainer); J. Ward McConnell, Jr., $58,012 (65% of annual base retainer); Carrie Gunnerson, $111,793 (65% of annual base salary); and Michael Woods $40,000 (40% of annual base salary). The relevant objectives for fiscal year 2020 pertaining to the Chairman and Vice Chairman are achievement of EBITDA targets for fiscal 2020 and, if such targets are achieved, the following additional objectives: earnings per share, reduction of term debt, and successful oversight of other business development activities. The relevant objectives for fiscal year 2020 pertaining to the Chief Executive Officer and Chief Financial Officer are achievement of EBITDA targets for fiscal 2020 and, if such targets are achieved, the following additional objectives: earnings per share, reduction of debt, reduction of inventory, and results of the annual audit. Achievement of the objectives shall be as determined in the Board’s discretion following the conclusion of fiscal year 2020.

Equity awards have historically been the third component of the Company’s compensation package for executive officers. Equity awards such as stock options and restricted stock are awarded to provide long-term incentives to align the objectives of executive officers with the interests of stockholders in maximizing long-term growth.

The Company also has a 401(k) Savings Plan that covers substantially all full-time employees, including executive officers. Participating employees contribute to the 401(k) Savings Plan through salary reductions. The Company contributes a discretionary percentage of the 401(k) Savings Plan participants’ salary deferrals. The Company typically matches 25% of a participant’s contribution for every 1% that the participant contributes, up to 1% of the participant’s salary. Management of the 401(k) Savings Plan assets is currently vested with Security National Bank of Sioux City, Iowa. Vesting of participants is 20% per year of employment until 100% vested after six years.

Employment of Ms. Gunnerson

The Company entered into a written employment agreement with Ms. Gunnerson in December 2011, which was amended in February 2012 to reflect her title of “President and Chief Executive Officer.” The provisions of Ms. Gunnerson’s employment agreement are consistent with the Company’s compensation philosophy. The agreement provides for at-will employment and a base salary to be determined by the Board (or a committee authorized by the Board). Ms. Gunnerson is also eligible to receive incentive compensation, including cash bonuses and equity awards, in the exclusive discretion of the Board (or a committee authorized by the Board), and to participate in any and all other employee benefit plans that are generally available to the Company’s employees.

Upon signing the agreement, as consideration for her agreement not to compete with the Company or solicit the Company’s employees or customers during the term of her employment with the Company or for one year thereafter, Ms. Gunnerson received a restricted stock award for 2,000 shares of Company common stock, which was issued under the Company’s 2011 Equity Incentive Plan and for which the risks of forfeiture have fully lapsed.

Ms. Gunnerson’s employment agreement may be terminated at any time by either party. If the agreement is terminated by the Company without cause (as defined in the agreement), the Company may be required to pay up to 12 weeks of compensation and benefits to Ms. Gunnerson, in exchange for her release of any and all claims against the Company and her compliance with the non-competition and non-solicitation provisions of the agreement. The agreement also contains confidentiality and assignment of inventions provisions that survive the termination of the agreement for an indefinite period.

On February 26, 2019, the Company entered into a new employment agreement with Ms. Gunnerson, which superseded her prior employment agreement. Upon signing the new employment agreement, as consideration for her agreement not to compete with the Company or solicit the Company’s employees or customers during the term of her employment with the Company or for one year thereafter, Ms. Gunnerson received a fully-vested restricted stock award for 1,000 shares of Company common stock, which was issued under the Company’s 2011 Equity Incentive Plan. Except for this equity award, the terms of Ms. Gunnerson’s new employment agreement are substantially similar to her prior employment agreement.

During fiscal year 2019, Ms. Gunnerson earned an annual base salary of $171,990. Ms. Gunnerson did not receive any payout of cash incentive compensation relating to fiscal year 2018 or fiscal year 2019 performance, but she did receive a discretionary bonus of $9,000 in recognition of the overall financial improvement of the Company. On February 5, 2018, the Board granted Ms. Gunnerson 10,500 shares of restricted stock, for which risks of forfeiture lapsed as to 3,500 shares on each of February 5, 2019 and February 5, 2020 and will lapse as to 3,500 shares on February 5, 2021, provided that Ms. Gunnerson remains employed by the Company on those dates. On January 31, 2019, the Board granted Ms. Gunnerson 10,500 shares of restricted stock, for which risks of forfeiture lapsed as to 3,500 shares on January 31, 2020 and will lapse as to 3,500 shares on each of January 31, 2021 and January 31, 2022. Ms. Gunnerson’s restricted stock awards are governed by the 2011 Equity Incentive Plan and the Company’s form of restricted stock award agreement.

Employment of Mr. Woods

Mr. Woods’s employment as Chief Financial Officer is governed by an employment agreement entered into as of February 1, 2020. His employment agreement provides for an annual base salary of $100,000. Mr. Woods is also eligible to receive incentive compensation, including cash bonuses and equity awards, in the exclusive discretion of the Board (or a committee authorized by the Board), and to participate in any and all other employee benefit plans that are generally available to the Company’s employees.

Mr. Woods’s employment agreement may be terminated at any time by either party. If the agreement is terminated by the Company without cause (as defined in the Agreement), the Company may be required to pay up to 8 weeks of compensation and benefits to Mr. Woods, in exchange for his release of any and all claims against the Company and his compliance with the non-competition and non-solicitation provisions of the agreement. The agreement also contains confidentiality and assignment of inventions provisions that survive the termination of the agreement for an indefinite period.

On January 30, 2020, the Board granted Mr. Woods 5,000 shares of restricted stock, for which risks of forfeiture will lapse as to 1,667 shares on January 30, 2021 and will lapse as to 1,666 shares on each of January 30, 2022 and January 30, 2023. Mr. Woods’s restricted stock awards are governed by the 2011 Equity Incentive Plan and the Company’s form of restricted stock award agreement.

2019 Say on Pay Results

At our Annual Meeting held on April 16, 2019, our stockholders had the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers and 98.6% of the shares present and entitled to vote on the proposal approved our named executive officers’ compensation. The Board and the Compensation Committee welcomed this feedback and intend to continue their practice of linking Company performance with executive compensation decisions in order to maximize long-term stockholder value.

Summary Compensation Table

The following table sets forth all compensation paid or payable by the Company during the last two fiscal years to Carrie Gunnerson, President and Chief Executive Officer. As of the end of our 2019 fiscal year, the Company had no other executive officers for whom compensation disclosure is required.

Name and Position	Fiscal Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	All Other Compensation	Total ($)
Carrie Gunnerson,	2019	171,990	9,000	19,950	1,588	202,528
President and Chief Executive Officer (3)	2018	171,990	-	25,620	1,582	199,192

(1)	Represents a one-time discretionary bonus granted to Ms. Gunnerson in recognition of the overall financial improvement of the Company.
(2)

Represents the grant date fair value of restricted stock awarded during the fiscal years ended November 30, 2018 and November 30, 2019, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, under the 2011 Equity Incentive Plan. Please refer to Note 14 of the financial statements included in our 2019 Annual Report on Form 10-K for a discussion of the assumptions made in the valuation of this restricted stock award.

(3)	Ms. Gunnerson also served as the Company’s Interim Chief Financial Officer for the duration of the Company’s 2019 fiscal year.

Outstanding Equity Awards at 2019 Fiscal Year-End

As of the end of fiscal year 2019, Ms. Gunnerson held outstanding stock options to purchase a total of 5,000 shares of common stock of the Company. The options are fully vested and exercisable. These options were granted on August 6, 2010 pursuant to the 2007 Employee Stock Option Plan. Ms. Gunnerson also held a restricted stock award for 3,500 shares of Company common stock, for which risks of forfeiture lapsed on January 27, 2020; a restricted stock award for 7,000 shares of Company common stock, for which risks of forfeiture lapsed as to 3,500 shares on February 5, 2020 and will lapse as to 3,500 shares on February 5, 2021; and also a restricted stock award for 10,500 shares of Company common stock, for which the risks of forfeiture lapsed as to 3,500 shares on January 31, 2020 and will lapse as to 3,500 shares on each of January 31, 2021 and January 2022, provided that Ms. Gunnerson remains employed by the Company on those dates.

The following table sets forth the number of shares underlying outstanding equity awards as of November 30, 2019 and additional information relating to such awards:

		OPTION AWARDS			STOCK AWARDS
Name and Position	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units that Have Not Vested ($)
Carrie Gunnerson	August 6, 2010	5,000 (1)	5.01	August 6, 2020	-	-
President and Chief Executive Officer	January 27, 2017	-	-	-	3,500 (2)	6,440
	February 5, 2018	-	-	-	7,000 (3)	12,880
	January 31, 2019				10,500 (4)	19,320

(1)	Fully exercisable.
(2)	Risks of forfeiture for these shares of restricted stock lapsed on January 27, 2020.
(3)	Risks of forfeiture for these shares of restricted stock lapsed as to 3,500 shares on February 5, 2020 and will lapse as to 3,500 shares on February 5, 2021.
(4)	Risks of forfeiture for these shares of restricted stock lapsed as to 3,500 shares on January 31, 2020 and will lapse as to 3,500 shares on each of January 31, 2021 and January 31, 2022.

DIRECTOR COMPENSATION

The Company maintains a written director compensation plan. During fiscal year 2019, each director, other than the Chairman of the Board and the Vice Chairman of the Board, was entitled to receive a $24,000 cash retainer for service as a director during the fiscal year, with no committee or attendance fees pursuant to this plan. The Chairmen of the Audit Committee and the Compensation Committee were each entitled to receive an additional cash retainer of $4,000 per fiscal year.

During fiscal year 2019, the Chairman and Vice Chairman of the Board received cash retainers and were eligible for incentive compensation for the Company’s fiscal year 2019 performance, as discussed above under “Executive Compensation,” and the Chairman of the Board received an equity award. Marc McConnell received a cash retainer of $267,750 for fiscal year 2019, received 12,000 shares of restricted stock for which risks of forfeiture lapsed as to 4,000 shares on January 31, 2020 and will lapse as to 4,000 shares on each of January 31, 2021 and January 31, 2022, and was eligible to receive maximum incentive compensation of $200,812, which represented 75% of his cash retainer. J. Ward McConnell, Jr. received a cash retainer of $89,250 for fiscal year 2019 and was eligible to receive maximum incentive compensation of $58,012, which represented 65% of his cash retainer. The Chairman and Vice Chairman of the Board did not receive a payout of incentive compensation based on the Company’s fiscal year 2019 performance; however, the Chairman of the Board did receive a discretionary bonus of $9,000 in recognition of the overall financial improvement of the Company.

Director retainers are paid quarterly in installments and are prorated to reflect a director who serves for less than a full fiscal year. Directors may, in accordance with certain timing parameters determined by the Board, elect to receive fully-vested restricted common stock in lieu of the aforementioned cash retainers. Any such stock shall be issued under the Company’s 2011 Equity Incentive Plan or, if determined by the Board, an applicable successor plan approved by the Company’s stockholders. In addition, each director is reimbursed for out-of-pocket expenses to attend all Board meetings and perform other services as a Board member. Director compensation is reviewed annually, and adjustments may be adopted by the Board.

The Company’s director compensation plan provides for annual grants of 1,000 shares of fully-vested restricted shares of Company common stock on the date of each annual meeting and, commencing on February 28, 2019, for quarterly grants of 1,000 shares of fully-vested restricted shares of Company common stock on the last day of each fiscal quarter. In fiscal year 2019, the annual director restricted shares grant was made on April 16, 2019 to the directors elected to the Board at the 2019 Annual Meeting of Stockholders.

Director Compensation Table for Fiscal Year 2019

Our directors received the following compensation for fiscal year 2019:

Director Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Marc H. McConnell	276,750	32,990	309,740
J. Ward McConnell, Jr.	89,250	10,190	99,440
Thomas E. Buffamante	28,800	10,190	38,190
David R. Castle	28,800	10,190	38,190
David A. White	24,000	10,190	34,190

(1)

For all directors, represents the grant date fair value of equity-based compensation for 5,000 shares of fully-vested restricted stock granted pursuant to the Company’s director compensation plan in fiscal year 2019 at the grant date fair value of $2.15 per share for grants of 1,000 shares made February 28, 2019, $2.17 per share for grants of 1,000 shares made April 16, 2019, $2.00 per share for grants of 1,000 shares made May 31, 2019, $2.03 per share for grants of 1,000 shares made August 31, 2019, and $1.81 per share for grants of 1,000 shares made December 2, 2019, in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (ASC) Topic 718, Compensation – Stock Compensation. For Marc McConnell, also represents the grant date fair value of equity-based compensation for 12,000 shares of restricted stock for which risks of forfeiture lapsed as to 4,000 shares on January 31, 2020 and will lapse as to 4,000 shares on each of January 31, 2021 and January 31, 2022 at the grant date market value of $1.90 per share, in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (ASC) Topic 718 – Stock Compensation. Please refer to Note 14 of the financial statements included in our Annual Report on Form 10-K for fiscal year 2019 for a discussion of the assumptions made in the valuation of restricted stock awards. At fiscal year end, Marc McConnell was the only non-employee director with outstanding restricted stock awards, holding 24,000 shares of unvested restricted stock. Risks of forfeiture lapsed for 4,000 shares on January 27, 2020, for 4,000 shares on January 31, 2020, and for 4,000 shares on February 5, 2020. Risks of forfeiture will lapse for 4,000 shares on February 5, 2021; and for 4,000 shares on each of January 31, 2021 and January 31, 2022.

(2)

No option awards were granted to directors in fiscal year 2019. At fiscal year end the aggregate number of option awards outstanding for each non-employee director then serving as a director was as follows: Marc McConnell, 10,000; J. Ward McConnell, Jr., 10,000; Thomas Buffamante, 10,000; and David Castle, 6,000. All outstanding options held by non-employee directors are fully-exercisable.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information concerning the Art’s-Way Manufacturing Co., Inc. 2007 Employee Stock Option Plan, the Art’s-Way Manufacturing Co., Inc. 2007 Non-Employee Directors’ Stock Option Plan, and the 2011 Equity Incentive Plan as of November 30, 2019.

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	59,000	$6.07	147,765
Equity compensation plans not approved by security holders	-	N/A	-
Totals	59,000	$6.07	147,765

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Other than as described below, since the beginning of our fiscal year 2018, there have been no transactions or series of transactions to which we were a participant or will be a participant in which:

•	the amounts involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for our last two completed fiscal years; and
•	a director, executive officer, beneficial owner of more than 5% of any class of our voting securities or any member of their immediate family had or will have a direct or indirect material interest.

J. Ward McConnell, Jr., the Vice Chairman of our Board, has personally guaranteed approximately 38% of our $2,600,000 term loan from Bank Midwest, as required by the United States Department of Agriculture in connection with its guarantee of the same loan. In exchange, J. Ward McConnell, Jr. receives a fee of 2% of the personally guaranteed amount. For fiscal years 2018 and 2019, the fee paid to J. Ward McConnell, Jr. was $19,403 and $18,715, respectively.

Delinquent Section 16 Reports

Based upon a review of reports and written representations furnished to it, the Company believes that during fiscal year 2019, no director, officer, or other person subject to Section 16(a) of the Exchange Act (“Section 16”) with respect to the Company failed to file on a timely basis any report required by Section 16, except that each of Carrie Gunnerson and Michael Woods filed a late Form 4 on December 20, 2019 to report the withholding of common stock of the Company on June 17, 2019 in connection with the vesting of restricted stock.

OTHER INFORMATION

Management knows of no other matters that may be brought before the 2020 Annual Meeting. If any other matters are presented at the meeting on which a vote may properly be taken, the persons named as proxy holders on the enclosed proxy card will vote thereon in accordance with their discretion and best judgment.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company’s Annual Report on Form 10-K, including the Company’s financial statements and the notes thereto for the fiscal year ended November 30, 2019, accompanies the delivery of this Proxy Statement.

We will provide a copy of exhibits to the Form 10-K upon written request and payment of specified fees. The written request for such Form 10-K and/or exhibits should be directed to Carrie Gunnerson, President and Chief Executive of Art’s-Way Manufacturing Co., Inc., 5556 Highway 9, Armstrong, Iowa, 50514-0288. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of common stock of the Company on March 2, 2020. The 2019 Annual Report on Form 10-K complete with exhibits and the Proxy Statement are also available at no cost through the EDGAR database available from the SEC’s website (www.sec.gov) and on our website at http://www.artsway-mfg.com/investor-relations/.

Appendix A

ART’S-WAY MANUFACTURING CO., INC.

2020 EQUITY INCENTIVE PLAN

SECTION 1.

DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a)     “Administrator” means the Board, or one or more Committees appointed by the Board, as the case may be.

(b)     “Affiliate(s)” means a Parent or Subsidiary of the Company.

(c)     “Agreement” means the written agreement entered into by the Participant and the Company evidencing the grant of an Award. Each Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant.

(d)     “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 6(c) of the Plan.

(e)     “Award” means any grant pursuant to the Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit, Performance Award or Stock Appreciation Right.

(f)     “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events in subsections (i) through (iv) below. For purposes of this definition, a person, entity or group “Owns,” has “Owned,” is the “Owner” of, or has acquired “Ownership” of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares Voting Power, which includes the power to vote or to direct the voting, with respect to such securities.

(i)     Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined Voting Power of the Company’s then outstanding securities other than by virtue of a merger, consolidation, exchange, reorganization or similar transaction. Notwithstanding the foregoing, a Change of Control does not occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any person, entity or group (the “Subject Person”) exceeds the designated percentage threshold of the Voting Power as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change of Control occurs;

(ii)     There is consummated a merger, consolidation, exchange, reorganization or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation, exchange, reorganization or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding Voting Power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding Voting Power of the parent of the surviving entity in such merger, consolidation, exchange, reorganization or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)     There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than 50% of the combined Voting Power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(f)(iii), “gross value” means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or

(iv)     Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member is, for purposes of the Plan, a member of the Incumbent Board.

For the avoidance of doubt, the term “Change of Control” does not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

(g)     “Close of Business” of a specified day means 5:00 p.m., Central Time, without regard to whether such day is a Saturday, Sunday, bank holiday, or other day on which no business is conducted.

(h)     “Committee” means a Committee of one or more Directors who are appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, the Committee will consist of two or more Directors who are appointed by and serve at the pleasure of the Board and each of the members of the Committee will be a “non-employee director.” Solely for purposes of this Section 1(h), “non-employee director” has the same meaning as set forth in Rule 16b-3.

(i)     “Common Stock” means the common stock of the Company (subject to adjustment as provided in Section 15 of the Plan).

(j)      The “Company” means Art’s Way Manufacturing Co., Inc., a Delaware corporation.

(k)     “Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services; provided, however, that no person will be a Consultant for purposes of the Plan unless such Consultant is a natural person, renders bona fide services to the Company or any Affiliate, and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. For purposes of the Plan, “Consultant” also includes a director of an Affiliate who is compensated for services as a director.

(l)     “Director” means a member of the Board.

(m)    “Effective Date” means the date on which the stockholders of the Company approved this Plan.

(n)     “Employee” means a common law employee of the Company or any Affiliate, including “officers” as defined by Section 16 of the Exchange Act; provided, however, that service solely as a Director or Consultant, regardless of whether a fee is paid for such service, does not cause a person to be an Employee for purposes of the Plan.

(o)     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(p)     “Fair Market Value” of specified stock as of any date means (i) if such stock is listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board or the Committee in its sole discretion by applying principles of valuation with respect to Common Stock.

(q)     “GAAP” means United States generally accepted accounting principles, as in effect from time to time.

(r)     “Incentive Stock Option” means an Option granted pursuant to Section 9 of the Plan that is intended to satisfy the provisions of Code Section 422, or any successor provision.

(s)     “Insider” means an individual who is, on the relevant date, an officer (as defined by Section 16 of the Exchange Act), a Director or an individual who beneficially owns more than 10% of any class of equity securities of the Company that is registered under Section 12 of the Exchange Act, as determined by the Board of Directors in accordance with Section 16 of the Exchange Act.

(t)     “Internal Revenue Code” or “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to sections of the Code are intended to include applicable treasury regulations and successor statutes and regulations.

(u)     “Nonqualified Stock Option” means an Option granted pursuant to Section 10 of the Plan or an Option (or portion thereof) that does not qualify as an Incentive Stock Option.

(v)     “Option” means an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.

(w)      “Parent” means any parent corporation of the Company within the meaning of Code Section 424(e), or any successor provision.

(x)     “Participant” means an Employee to whom an Incentive Stock Option has been granted or an Employee, a Director, or a Consultant to whom a Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit, Performance Award or Stock Appreciation Right has been granted.

(y)     “Performance Award” means any Performance Shares or Performance Units Award granted pursuant to Section 13 of the Plan.

(z)     “Performance Objective(s)” means one or more performance objectives set forth in Section 7 and established by the Administrator, in its sole discretion, for Awards granted under the Plan.

(aa)    “Performance Period” means the period, established at the time any Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Award are to be measured.

(bb)    “Performance Share” means any grant pursuant to Section 13 of the Plan of an Award, which value, if any, is paid to a Participant by delivery of shares of Common Stock of the Company upon achievement of such Performance Objectives during the Performance Period as the Administrator establishes at the time of such grant or thereafter.

(cc)    “Performance Unit” means any grant pursuant to Section 13 of the Plan of an Award, which value, if any, is paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator establishes at the time of such grant or thereafter.

(dd)    “Plan” means the Art’s-Way Manufacturing Co., Inc. 2020 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

(ee)    “Prior Plan” means the Art’s-Way Manufacturing Co., Inc. 2011 Equity Incentive Plan, as in effect as of the Effective Date.

(ff)     “Prior Plan Awards” means “Awards,” as such term is used and defined under the Prior Plan, that are outstanding as of the Effective Date.

(gg)    “Restricted Stock Award” means any grant of restricted shares of Common Stock pursuant to Section 11 of the Plan.

(hh)    “Restricted Stock Unit” means any grant of any restricted stock units pursuant to Section 12 of the Plan.

(ii)     “Rule 16b-3” means Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act.

(jj)    “Stock Appreciation Right” means a grant pursuant to Section 14 of the Plan.

(kk)    “Subsidiary” means any subsidiary corporation of the Company within the meaning of Code Section 424(f), or any successor provision.

(ll)      “Voting Power” means any and all classes of securities issued by the applicable entity that are entitled to vote in the election of directors of the applicable entity.

SECTION 2.

PURPOSE

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to those Employees, Directors, and Consultants upon whose efforts the success of the Company and its Affiliates will depend to a large degree. The Company intends to carry out the Plan through the granting of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Performance Awards and Stock Appreciation Rights.

SECTION 3.

EFFECTIVE DATE AND DURATION OF PLAN

The Plan was adopted by the Board on February 25, 2020 (the “Approval Date”), but such adoption is expressly subject to, and this Plan is not effective until, the approval of this Plan by the stockholders of the Company. Any Incentive Stock Options granted after the Effective Date will be treated as Nonqualified Stock Options if stockholder approval of this Plan is not obtained within the twelve-month period following the Approval Date. The Administrator may grant Awards pursuant to the Plan from time to time until the Administrator discontinues or terminates the Plan; provided, however, that in no event may Incentive Stock Options be granted pursuant to the Plan after the earlier of (i) the date the Administrator discontinues or terminates the Plan, or (ii) the Close of Business on the day immediately preceding the tenth anniversary of the Approval Date.

SECTION 4.

ADMINISTRATION

(a)     Administration by the Board of Directors or Committee(s). The Plan shall be administered by the Board of Directors of the Company (referred to in the Plan as the “Board”); provided, however, that the Board may delegate some or all of the administration of the Plan to a Committee or Committees. The Board and any Committee appointed by the Board to administer the Plan are collectively referred to in the Plan as the “Administrator.”

(b)     Delegation by Administrator. The Administrator may delegate to one or more Committees and/or sub-Committees, or to one or more officers of the Company and/or its Affiliates, or to one or more agents and/or advisors, such administrative duties or powers as it may deem advisable. The Administrator or any Committees or individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility of the Administrator or such Committees or individuals may have under the Plan.

(c)     Powers of Administrator. Except as otherwise provided herein, the Administrator has all of the powers vested in it under the provisions of the Plan, including, but not limited to, exclusive authority to determine, in its sole discretion, whether an Award is granted; the individuals to whom, and the time or times at which, Awards are granted; the number of shares subject to each Award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator has full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective Agreements evidencing each Award (which may vary from Participant to Participant), to amend or revise Agreements evidencing any Award (to the extent the amended terms would be permitted by the Plan and provided that no such revision or amendment, except as is authorized in Section 15, impairs the terms and conditions of any Award that is outstanding on the date of such revision or amendment to the material detriment of the Participant in the absence of the consent of the Participant), and to make all other determinations necessary or advisable for the administration of the Plan (including to correct any defect, omission or inconsistency in the Plan or any Agreement, to the extent permitted by law and the Plan). The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, will be conclusive and binding on all parties concerned.

(d)     Limitation on Liability; Actions of Committees. No member of the Board or a Committee will be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, or the Administrator delegates any of its duties to another Committee or sub-Committee, any action of such Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.

PARTICIPANTS

The Administrator may grant Awards under the Plan to any Employee, Director, or Consultant; provided, however, that only Employees are eligible to receive Incentive Stock Options. In designating Participants, the Administrator will also determine the number of shares or cash units to be optioned or awarded to each such Participant and any Performance Objectives applicable to Awards. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan. The power of the Administrator under this Section 5 may be exercised from time to time in the sole discretion of the Administrator and without approval by the stockholders.

SECTION 6.

STOCK

(a)      Number of Shares Reserved. The stock to be awarded or optioned under the Plan (the “Share Authorization”) consists of authorized but unissued or reacquired shares of Common Stock. Subject to Section 15 of the Plan, the maximum aggregate number of shares of Common Stock reserved and available for Awards under the Plan is reserved and available for Awards under the Plan is 500,000 shares, plus (i) any shares of Common Stock that, as of the Effective Date, are authorized for issuance under the Prior Plans but have not been issued and are not subject to outstanding options, and (ii) any shares of Common Stock subject to Prior Plan Awards that, after the Effective Date, are cancelled, terminate unearned, expire, are forfeited or lapse for any reason. The maximum aggregate number of shares of Common Stock that may be issued through Incentive Stock Options is 500,000 shares.

(b)      Share Usage. The following shares of Common Stock do not reduce the Share Authorization and continue to be reserved and available for Awards granted pursuant to the Plan: (i) all or any portion of any outstanding Restricted Stock Award or Restricted Stock Unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such Award, and (ii) shares of Common Stock covered by an Award to the extent the Award is settled in cash; provided, however, that the full number of shares of Common Stock subject to a Stock Appreciation Right reduce the Share Authorization, whether such Stock Appreciation Right is settled in cash or shares of Common Stock. Any shares of Common Stock withheld to satisfy tax withholding obligations on an Award, shares of Common Stock withheld to pay the exercise price of an Option, and shares of Common Stock subject to a broker-assisted cashless exercise of an Option reduce the Share Authorization. Further, shares of Common Stock repurchased by the Company using the proceeds received from the exercise of Options will not be used to increase the Share Authorization or otherwise be available for Awards.

(c)     Minimum Vesting Requirement. Notwithstanding any provision to the contrary contained herein, no Option or Stock Appreciation Right may become exercisable, the risk of forfeiture applicable to any Restricted Stock Award may not lapse and no Restricted Stock Unit or Performance Award may vest or become earned, in each case until a minimum of at least one year has elapsed from the date such Award was granted; provided, however, that the foregoing restriction does not apply to Awards relating to not more than an aggregate of 5% of the total number of shares reserved and available for Awards under the Plan as specified in Section 6(a).

SECTION 7.

PERFORMANCE OBJECTIVES

(a)     Performance Objectives. The Administrator may set Performance Objectives based on one or more of the following: (i) revenue or net sales, (ii) operating income, (iii) net income (before or after taxes), (iv) earnings per share, (v) earnings before or after taxes, interest, depreciation, amortization and/or stock compensation expense, (vi) gross profit margin, (vii) return measures (including, but not limited to, return on invested capital, assets, capital, equity, sales), (viii) increase in revenue or net sales, (ix) operating expense ratios, (x) operating expense targets, (xi) productivity ratios, (xii) gross or operating margins, (xiii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment), (xiv) working capital targets, (xv) capital expenditures, (xvi) share price (including, but not limited to, growth measures and total stockholder return), (xvii) appreciation in the fair market value or book value of the Common Stock, (xviii) debt to equity ratio or debt levels, (xix) market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels, (xx) operational targets, or (xxi) any other performance metric deemed appropriate by the Administrator. Any Performance Objective may be used to measure the performance of the Company and/or Affiliate, as a whole or with respect to any business unit, or any combination thereof as the Administrator may deem appropriate, or any of the specified Performance Objectives as compared to the performance of a group of competitor or peer companies, or published or special index that the Administrator, in its sole discretion, deems appropriate. Any Performance Objective may be determined on a GAAP or non-GAAP basis, as the Administrator deems appropriate in its sole discretion. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Objectives.

(b)     Evaluation of Performance Objectives. The Administrator may provide in any Award based on Performance Objectives that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary nonrecurring items as described in FASB Accounting Standards Codification 225-20—Extraordinary and Unusual Items and/or in Management’s Discussion and Analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (vi) acquisitions or divestitures, and (vii) foreign exchange gains and losses.

SECTION 8.

PAYMENT OF OPTION EXERCISE PRICE

Upon the exercise of an Option, Participants may pay the exercise price of an Option (i) in cash, or with a personal check, certified check, or other cash equivalent, (ii) by the surrender by the Participant to the Company of previously acquired unencumbered shares of Common Stock (through physical delivery or attestation), (iii) through the withholding of shares of Common Stock from the number of shares otherwise issuable upon the exercise of the Option (i.e., a net share settlement), (iv) through broker-assisted cashless exercise if such exercise complies with applicable securities laws and any insider trading policy of the Company, (v) with such other form of payment as may be authorized by the Administrator, or (vi) by a combination thereof. In the event the Participant elects to pay the exercise price, in whole or in part, with previously acquired shares of Common Stock or through a net share settlement, the then-current Fair Market Value of the stock delivered or withheld will equal the total exercise price for the shares being purchased in such manner.

The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. “Previously acquired shares of Common Stock” means shares of Common Stock that the Participant owns on the date of exercise (or for the period of time, if any, as may be required by GAAP). With respect to payment in the form of Common Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.

SECTION 9.

TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

Each Incentive Stock Option will be evidenced by an Incentive Stock Option Agreement, which will comply with and be subject to the following terms and conditions:

(a)     Number of Shares and Exercise Price. The Incentive Stock Option Agreement will state the total number of shares covered by the Incentive Stock Option. Except as permitted by Code Section 424(a), or any successor provision, the exercise price per share will not be less than 100% of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Incentive Stock Option; provided, however, that if a Participant owns stock possessing more than 10% of the total combined Voting Power of all classes of stock of the Company or of its Parent or any Subsidiary, the exercise price per share of an Incentive Stock Option granted to such Participant will not be less than 110% of the per share Fair Market Value of Common Stock on the date of the grant of the Incentive Stock Option. The Administrator will have full authority and discretion in establishing the exercise price and shall be fully protected in so doing.

(b)     Exercisability and Term. The Incentive Stock Option Agreement will state when the Incentive Stock Option becomes exercisable, and, if applicable in the Administrator’s discretion, will describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance will be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Option. The Participant may exercise the Incentive Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof). Notwithstanding anything in the Plan or the Agreement to the contrary, the Participant may not exercise an Incentive Stock Option after the maximum term of such Option, as such term is specified in the Incentive Stock Option Agreement. Except as permitted by Code Section 424(a), in no event will any Incentive Stock Option be exercisable during a term of more than 10 years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than 10% of the total combined Voting Power of all classes of stock of the Company or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant will be exercisable during a term of not more than five years after the date on which it is granted. The Administrator may accelerate the exercisability of any Incentive Stock Option granted hereunder that is not immediately exercisable as of the date of grant.

(c)     No Rights as Stockholder. A Participant (or the Participant’s successors) will have no rights as a stockholder with respect to any shares covered by an Incentive Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). No adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued (as evidenced in either certificated or book entry form). Without limiting the foregoing, and for the avoidance of doubt, prior to the time that any shares covered by an Incentive Stock Option have both vested and been issued, a Participant will not have any right to receive any dividends or dividend equivalents attributable to such shares. All rights to any dividends or dividend equivalents payable with respect to shares of Common Stock covered by an Incentive Stock Option that are forfeited will also be forfeited.

(d)     Withholding. The Company or its Affiliates will be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an Incentive Stock Option or a “disqualifying disposition” of shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b), to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Incentive Stock Option Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Incentive Stock Option. Such shares will have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise or disqualifying disposition. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose will occur on or before the later of (i) the date the Incentive Stock Option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(e)     Vesting Limitation. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other “incentive stock option” plans of the Company or any Affiliate will not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 9(e), such acceleration will be of full force and effect but the number of shares of Common Stock that exceed such limit will be treated as having been granted pursuant to a Nonqualified Stock Option; and provided, further, that the limits imposed by this Section 9(e) will be applied to all outstanding Incentive Stock Options under the Plan and any other “incentive stock option” plans of the Company or any Affiliate in chronological order according to the dates of grant.

(f)     Other Provisions. The Incentive Stock Option Agreement authorized under this Section 9 will contain such other provisions as the Administrator deems advisable. Any such Incentive Stock Option Agreement will contain such limitations and restrictions upon the exercise of the Incentive Stock Option as necessary to ensure that such Incentive Stock Option will be considered an “incentive stock option” as defined in Code Section 422 or to conform to any change therein.

SECTION 10.

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each Nonqualified Stock Option will be evidenced by a Nonqualified Stock Option Agreement, which will comply with and be subject to the following terms and conditions:

(a)     Number of Shares and Exercise Price. The Nonqualified Stock Option Agreement shall state the total number of shares covered by the Nonqualified Stock Option. The exercise price per share shall be equal to 100% of the per share Fair Market Value of the Common Stock on the date of grant of the Nonqualified Stock Option, or such higher price as the Administrator determines.

(b)     Exercisability and Term. The Nonqualified Stock Option Agreement shall state when the Nonqualified Stock Option becomes exercisable (i.e. “vests”) and, if applicable in the Administrator’s discretion, will describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance will be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Option. The Participant may exercise the Nonqualified Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof); provided, however, that the Participant may not exercise a Nonqualified Stock Option after the maximum term of such Option, as such term is specified in the Nonqualified Stock Option Agreement. Unless otherwise determined by the Administrator and specified in the Agreement governing the Award, no Nonqualified Stock Option will be exercisable during a term of more than 10 years after the date on which it is granted. The Administrator may accelerate the exercisability of any Nonqualified Stock Option granted hereunder that is not immediately exercisable as of the date of grant.

(c)     No Rights as Stockholder. A Participant (or the Participant’s successors) will have no rights as a stockholder with respect to any shares covered by a Nonqualified Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). No adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form). Without limiting the foregoing, and for the avoidance of doubt, prior to the time that any shares covered by a Nonqualified Stock Option have both vested and been issued, a Participant will not have any right to receive any dividends or dividend equivalents attributable to such shares. All rights to any dividends or dividend equivalents payable with respect to shares of Common Stock covered by a Nonqualified Stock Option that are forfeited will also be forfeited.

(d)     Withholding. The Company or its Affiliates will be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a Nonqualified Stock Option, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Nonqualified Stock Option Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Nonqualified Stock Option. Such shares will have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose will occur on or before the later of (i) the date the Nonqualified Stock Option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(e)     Other Provisions. The Nonqualified Stock Option Agreement authorized under this Section 10 will contain such other provisions as the Administrator deems advisable.

SECTION 11.

RESTRICTED STOCK AWARDS

Each Restricted Stock Award will be evidenced by a Restricted Stock Award Agreement, which will comply with and be subject to the following terms and conditions:

(a)     Number of Shares. The Restricted Stock Award Agreement will state the total number of shares of Common Stock covered by the Restricted Stock Award.

(b)     Risks of Forfeiture. The Restricted Stock Award Agreement will set forth the risks of forfeiture, if any, that will apply to the shares of Common Stock covered by the Restricted Stock Award and the manner in which such risks of forfeiture will lapse, including, if applicable, a description of the Performance Objectives and Performance Period upon which the lapse of risks of forfeiture is based, the manner in which performance will be measured and the extent to which partial achievement of the Performance Objectives may result in lapse of risks of forfeiture. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture lapse but only with respect to those shares of Common Stock that are restricted as of the effective date of the modification.

(c)     Issuance of Shares; Rights as Stockholder. Except as provided below, the Company will cause such shares to be evidenced by a stock certificate or reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). The Company will cause a legend or notation to be placed on such certificate or book entry describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Award Agreement and providing for the cancellation and, if applicable, return of such certificate or book entry if the shares of Common Stock subject to the Restricted Stock Award are forfeited. Prior to the time that the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant will be entitled to vote the shares of Common Stock represented by such stock certificates. However, until the risks of forfeiture have lapsed without forfeiture, the Participant will not have any other rights as a stockholder with respect to the shares subject to such Restricted Stock Award, including the right to receive any dividends or dividend equivalents attributable to such shares. All rights to any dividends or dividend equivalents payable with respect to shares of Common Stock subject to a Restricted Stock Award that are forfeited will also be forfeited.

(d)     Withholding Taxes. The Company or its Affiliate will be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Restricted Stock Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the lapse of the risks of forfeiture of the Restricted Stock Award. Such shares will have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Award. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares will occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e)     Other Provisions. The Restricted Stock Award Agreement authorized under this Section 11 will contain such other provisions as the Administrator deems advisable.

SECTION 12.

RESTRICTED STOCK UNITS

Each Restricted Stock Unit will be evidenced by a Restricted Stock Unit Agreement, which will comply with and be subject to the following terms and conditions:

(a)     Number of Shares. The Restricted Stock Unit Agreement will state the total number of shares of Common Stock covered by the Restricted Stock Unit.

(b)     Vesting. The Restricted Stock Unit Agreement will set forth the vesting conditions, if any, that apply to the Restricted Stock Unit and the manner in which such vesting may occur, including, if applicable, a description of the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance will be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Restricted Stock Unit. The Administrator may, in its sole discretion, accelerate the vesting of any Restricted Stock Unit.

(c)     Issuance of Shares; Rights as Stockholder. The Participant will be entitled to payment of the Restricted Stock Unit as the Award vests. The Administrator may, in its sole discretion, pay the Restricted Stock Unit in shares of Common Stock, cash in an amount equal to the Fair Market Value, on the date of payment, of the number of shares of Common Stock underlying the Award that have vested on the applicable payment date, or any combination thereof, as specified in the Restricted Stock Unit Agreement. If payment is made in shares of Common Stock, the Administrator will cause such shares to be evidenced by a stock certificate or reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). Until the Restricted Stock Unit has both vested and the underlying shares of Common Stock have been issued, the Participant will not be entitled to vote any shares of Common Stock that may be acquired through the Award, will have no right to receive any dividends or dividend equivalents attributable to such shares, and will not have any other rights as a stockholder with respect to such shares.

(d)     Withholding Taxes. The Company or its Affiliate will be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Unit, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Restricted Stock Unit Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the payment of the Restricted Stock Unit. Such shares will have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the payment of such Restricted Stock Unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose will occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e)     Other Provisions. The Restricted Stock Unit Agreement authorized under this Section 12 will contain such other provisions as the Administrator deems advisable.

SECTION 13.

PERFORMANCE AWARDS

Each Performance Award will be evidenced by a Performance Award Agreement, which will comply with and be subject to the following terms and conditions:

(a)     Awards. Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units will consist of monetary awards that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares will consist of shares of Common Stock or other Awards denominated in shares of Common Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

(b)     Performance Objectives, Performance Period and Payment. The Performance Award Agreement will set forth:

(i)      the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

(ii)     one or more Performance Objectives established by the Administrator;

(iii)    the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

(iv)    the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

(v)     the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares or Performance Units may be deferred.

(c)     Withholding Taxes. The Company or its Affiliates will be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Performance Award, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the payment of the Performance Award. Such shares will have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the payment of such Performance Award. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose will occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(d)     No Rights as Stockholder. A Participant (or the Participant’s successors) will have no rights as a stockholder with respect to any shares covered by a Performance Award until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). No adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued (as evidenced in either certificated or book entry form). Without limiting the foregoing, and for the avoidance of doubt, prior to the time that any shares covered by a Performance Award have both vested and been issued, a Participant will not have any right to receive any dividends or dividend equivalents attributable to such shares. All rights to any dividends or dividend equivalents payable with respect to shares of Common Stock covered by a Performance Award that are forfeited will also be forfeited.

(e)     Other Provisions. The Performance Award Agreement authorized under this Section 13 will contain such other provisions as the Administrator deems advisable.

SECTION 14.

STOCK APPRECIATION RIGHTS

Each Stock Appreciation Right will be evidenced by a Stock Appreciation Right Agreement, which will comply with and be subject to the following terms and conditions:

(a)     Awards. A Stock Appreciation Right will entitle the Participant to receive, upon exercise, cash, shares of Common Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock on the date of such exercise, over (ii) a specified exercise price. The number of shares and the exercise price of the Stock Appreciation Right will be determined by the Administrator on the date of grant. The specified exercise price will be equal to 100% of the Fair Market Value of such shares of Common Stock on the date of grant of the Stock Appreciation Right, or such higher price as the Administrator determines. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

(b)     Exercisability and Term. The Stock Appreciation Right Agreement will state when the Stock Appreciation Right becomes exercisable and, if applicable, will describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance will be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Stock Appreciation Right. The Participant may exercise the Stock Appreciation Right, in full or in part, upon or after the vesting date of such Stock Appreciation Right (or portion thereof); provided, however, that the Participant may not exercise a Stock Appreciation Right after the maximum term of such Stock Appreciation Right, as such term is specified in the Stock Appreciation Right Agreement. Unless otherwise determined by the Administrator and specified in the Agreement governing the Award, no Stock Appreciation Right will be exercisable more than 10 years after the date on which it is granted. The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder that is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement will set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right will cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option will cancel a corresponding portion of the Stock Appreciation Right.

(c)     Withholding Taxes. The Company or its Affiliates will be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Stock Appreciation Right, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Stock Appreciation Right. Such shares will have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose will occur on or before the later of (i) the date the Stock Appreciation Right is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(d)     No Rights as Stockholder. A Participant (or the Participant’s successors) will have no rights as a stockholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). No adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued (as evidenced in either certificated or book entry form). Without limiting the foregoing, and for the avoidance of doubt, prior to the time that any shares covered by a Stock Appreciation Right have both vested and been issued, a Participant will not have any right to receive any dividends or dividend equivalents attributable to such shares. All rights to any dividends or dividend equivalents payable with respect to shares of Common Stock covered by a Stock Appreciation Right that are forfeited will also be forfeited.

(e)     Other Provisions. The Stock Appreciation Right Agreement authorized under this Section 14 will contain such other provisions as the Administrator deems advisable, including, but not limited to, any restrictions on the exercise of the Stock Appreciation Right that may be necessary to comply with Rule 16b-3.

SECTION 15.

RECAPITALIZATION, EXCHANGE,

LIQUIDATION, OR CHANGE OF CONTROL

(a)     In General. In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, other than due to conversion of the convertible securities of the Company, the Administrator may, in its sole discretion, adjust the value determinations applicable to outstanding Awards and the Plan in order to reflect such change, including adjustment of the class and number of shares of stock reserved under Section 6 of the Plan, the class and number of shares of stock covered by each outstanding Award, and, if and as applicable, the exercise price per share of each outstanding Award and the Annual Award Limits. Additional shares that may become covered by the Award pursuant to such adjustment will be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

(b)     Liquidation. Unless otherwise provided in the Agreement evidencing an Award, in the event of a dissolution or liquidation of the Company, the Administrator may provide for one or both of the following:

(i)     the acceleration of the exercisability of any or all outstanding Options or Stock Appreciation Rights, the vesting and payment of any or all Performance Awards, or Restricted Stock Units, or the lapsing of the risks of forfeiture on any or all Restricted Stock Awards; provided, however, that no such acceleration, vesting or payment will occur if the acceleration, vesting or payment would violate the requirements of Code Section 409A; or

(ii)     the complete termination of the Plan and the cancellation of any or all Awards (or portions thereof) that have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case immediately prior to the completion of such a dissolution or liquidation.

(c)     Change of Control. Unless otherwise provided in the Agreement evidencing an Award, in the event of a Change of Control, the Administrator may provide for one or more of the following:

(i)      the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all Awards (or portions thereof);

(ii)     the complete termination of the Plan and the cancellation of any or all Awards (or portions thereof) that have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Change of Control;

(iii)    that the entity succeeding the Company by reason of such Change of Control, or the parent of such entity, will assume or continue any or all Awards (or portions thereof) outstanding immediately prior to the Change of Control or substitute for any or all such Awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; and

(iv)    that Participants holding outstanding Awards will become entitled to receive, with respect to each share of Common Stock subject to such Award (whether vested or unvested, as determined by the Administrator pursuant to subsection (c)(i) hereof) as of the effective date of any such Change of Control, cash in an amount equal to (A) for Participants holding Options or Stock Appreciation Rights, the excess of the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control over the exercise price per share of Options or Stock Appreciation Rights, or (B) for Participants holding Awards other than Options or Stock Appreciation Rights, the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control.

The Administrator need not take the same action with respect to all Awards (or portions thereof) or with respect to all Participants. In addition, the Administrator may restrict the rights of or the applicability of this Section 15 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan will not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 16.

NONTRANSFERABILITY

(a)      In General. Except as expressly provided in the Plan or an Agreement, no Award is transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution. If the Participant attempts any transfer of any Award, such transfer will be void and the Award will terminate.

(b)     Nonqualified Stock Options. Notwithstanding anything in this Section 16 to the contrary, the Administrator may, in its sole discretion, permit the Participant to transfer any or all Nonqualified Stock Options to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) of the Exchange Act, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonqualified Stock Options will continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Options immediately prior to its transfer.

(c)     Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of such Participant’s death before receipt of any or all of such benefit. Each such designation will revoke all prior designations by the same Participant, will be in a form prescribed by the Administrator, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death will be paid to the Participant’s estate.

SECTION 17.

INVESTMENT PURPOSE AND SECURITIES COMPLIANCE

(a)      No shares of Common Stock will be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including, without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to a Participant, the Administrator may require such Participant to (i) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Administrator deems necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act and any other applicable securities laws, and (ii) represent that such Participant will not dispose of the shares of Common Stock in violation of the Securities Act or any other applicable securities laws.

(b)      As a further condition to the grant of any Option or the issuance of Common Stock to a Participant, the Participant agrees to the following:

(i)     In the event the Company advises the Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act, the Participant will execute any lock-up agreement the Company and the underwriter(s) deem necessary or appropriate, in their sole discretion, in connection with such public offering.

(ii)      In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of outstanding Awards so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board will have the right (A) to accelerate the exercisability of any Award and the date on which such Award must be exercised or remove the risks of forfeiture to which the Award is subject, provided that the Company gives the Participant prior written notice of such acceleration or removal, and (B) to cancel any outstanding Awards (or portions thereof) that the Participant does not exercise prior to or contemporaneously with such public offering.

(iii)     In the event of a Change of Control, the Participant will comply with Rule 145 of the Securities Act and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the Change of Control, and the Participant will execute any documents necessary to ensure compliance with such rules.

(c)     The Company reserves the right to place a legend on any stock certificate (or a notation on any book entry shares permitted by the Administrator) issued in connection with an Award pursuant to the Plan to assure compliance with this Section 17.

(d)      The Company is not be required to register or maintain the registration of the Plan, any Award, or any Common Stock issued or issuable pursuant to the Plan under the Securities Act or any other applicable securities laws. If the Company is unable to obtain the authority that the Company or its counsel deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will not be liable for the failure to issue and sell Common Stock upon the exercise, vesting, or lapse of restrictions of forfeiture of an Award unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the issuance of Common Stock pursuant to an Award if such grant or issuance would violate any applicable securities law.

SECTION 18.

AMENDMENT OF THE PLAN

(a)      The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such suspension, termination, revision, or amendment, except as is authorized in Section 15 of the Plan, will impair the terms and conditions of any Award that is outstanding on the date of such suspension, termination, revision, or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, except as provided in Section 15 of the Plan or to the extent required by applicable law or regulation, the Board may not, without stockholder approval, revise or amend the Plan to (i) materially increase the number of shares subject to the Plan, (ii) change the designation of Participants, including the class of Employees, eligible to receive Awards, (iii) decrease the price at which Options or Stock Appreciation Rights may be granted, (iv) cancel, regrant, repurchase for cash, or replace Options or Stock Appreciation Rights that have an exercise price in excess of the Fair Market Value of the Common Stock with other awards, or amend the terms of outstanding Options or Stock Appreciation Rights to reduce their exercise price, (v) materially increase the benefits accruing to Participants under the Plan, or (vi) make any modification that would cause Incentive Stock Options to fail to meet the requirements of Code Section 422. Further, without stockholder approval, the terms of any outstanding Award may not be amended to reduce the exercise price of any outstanding Option or Stock Appreciation Right or cancel any outstanding Option or Stock Appreciation Right in exchange for cash, other Awards, or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Option or Stock Appreciation Right.

(b)      To the extent applicable, the Plan and all Agreements will be interpreted to be exempt from or comply with the requirements of Code Section 409A and, if applicable, to comply with Code Section 422, in each case including the regulations, notices, and other guidance of general applicability issued thereunder. Furthermore, notwithstanding anything in the Plan or any Agreement to the contrary, the Board may amend the Plan or Agreement to the extent necessary or desirable to comply with such requirements without the consent of the Participant.

SECTION 19.

RIGHTS AND OBLIGATIONS ASSOCIATED WITH AWARDS

(a)     No Obligation to Exercise. The granting of an Option or Stock Appreciation Right imposes no obligation upon the Participant to exercise such Option or Stock Appreciation Right.

(b)     No Employment or Other Service Rights. The granting of an Award hereunder does not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ or service for any period.

(c)     Unfunded Plan. Participants have no right, title, or interest whatsoever in or to any particular assets of the Company or any of its Affiliates by reason of the right to receive a benefit under the terms of the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, creates or should be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive shares of Common Stock or payments from the Company or any of its Affiliates under the Plan, such right is no greater than the right of an unsecured general creditor of the Company or an Affiliate, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or an Affiliate, as the case may be. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the shares of Common Stock or make payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

(d)     Recoupment Policy. Subject to the terms and conditions of the Plan, the Administrator may provide that any Participant and/or any Award, including any shares of Common Stock subject to an Award, is subject to any recovery, recoupment, clawback and/or other forfeiture policy that may be maintained by the Company from time to time.

SECTION 20.

MISCELLANEOUS

(a)     Issuance of Shares. The Company is not required to issue or remove restrictions on shares of Common Stock granted pursuant to the Plan until the Administrator determines that (i) all conditions of the Award have been satisfied, (ii) all legal matters in connection with the issuance have been satisfied, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator considers appropriate, in its sole discretion, to satisfy the requirements of any applicable law or regulation.

(b)     Choice of Law. The law of the state of Delaware will govern all questions concerning the construction, validity, and interpretation of the Plan, without regard to that state’s conflict of laws rules.

(c)     Severability. In the event that any provision of the Plan is held illegal or invalid for any reason, such illegality or invalidity will not affect the remaining provisions of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.

(d)     No Duty to Notify. The Company has no duty or obligation to any Participant to advise such Participant as to the time and manner of exercising an Award or as to the pending termination or expiration of such Award. In addition, the Company has no duty or obligation to minimize the tax consequences of an Award to the Participant.

ART'S-WAY MANUFACTURING CO., INC.
ATTN: CARRIE GUNNERSON
P.O. BOX 288
ARMSTRONG, IA 50514-0288

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on April 29, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on April 29, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E96976-P35455 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ART'S-WAY MANUFACTURING CO., INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the following five nominees to the Company's Board of Directors to serve as directors each for a term of one year.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Marc H. McConnell
02) J. Ward McConnell, Jr.
03) Thomas E. Buffamante
04) David R. Castle
05) David A. White

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. To ratify the selection of Eide Bailly LLP as the Company's independent registered public accounting firm for the fiscal year ending November 30, 2020.	☐	☐	☐
3. To approve the Company's 2020 Equity Incentive Plan.	☐	☐	☐
4. To approve, on a non-binding, advisory basis, named executive officer compensation.	☐	☐	☐

NOTE: In their discretion, the proxies are also authorized to vote on any other matters that may properly come before the 2020 Annual Meeting, or any adjournments or postponements thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF

ART'S-WAY MANUFACTURING CO., INC.

Thursday, April 30, 2020

9:00 a.m. Central Daylight Time

5556 Highway 9

Armstrong, Iowa 50514-0288

The Notice and Proxy Statement, Annual Report and Form 10-K are available at http:/www.artsway-mfg.com/investor-relations/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

E96977-P35455

ART'S-WAY MANUFACTURING CO., INC.
Annual Meeting of Stockholders
April 30, 2020 9:00 AM CDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Marc H. McConnell and David R. Castle, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ART'S-WAY MANUFACTURING CO., INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 09:00 AM CDT on April 30, 2020, at the 5556 Highway 9 Armstrong, Iowa 50514-0288, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side